Exhibit 10

Execution Version

BROOKFIELD ASSET MANAGEMENT INC.

and

WILMINGTON TRUST, NATIONAL ASSOCIATION

Rights Agent

RIGHTS AGREEMENT

Dated as of April 27, 2018

RIGHTS AGREEMENT

This Rights Agreement (this “Agreement”) is dated as of April 27, 2018 between Brookfield Asset Management Inc., a corporation organized under the laws of Ontario, Canada (“BAM”), and Wilmington Trust, National Association (the “Rights Agent”).

WHEREAS, concurrently with the effective time of the merger (the “Merger Effective Time”) contemplated by that certain Agreement and Plan of Merger, dated as of March 26, 2018 (as may be amended or otherwise modified from time to time in accordance with its terms, the “Merger Agreement”), by and among Brookfield Property Partners L.P., a Bermuda limited partnership (“BPY”), Goldfinch Merger Sub Corp., a Delaware corporation, and GGP Inc., a Delaware corporation (the “Company”), certain Affiliates of BAM will become service providers to the Company and certain of the Company’s Affiliates pursuant to a Master Services Agreement to be entered into effective as of such date;

WHEREAS, prior to the Merger Effective Time, the Company will (i) file the Company Charter with the Secretary of State of the State of Delaware authorizing, among other things, the issuance by the Company of shares of class A stock, par value $0.01 per share (the “Class A Stock”) and (ii) thereafter, declare and pay a special dividend, which will be comprised in part of shares of Class A Stock, to the holders of record of the Company’s common stock in accordance with the terms of the Merger Agreement (the “Pre-Closing Dividend”);

WHEREAS, pursuant to the terms of the Company Charter, each Class A Shareholder has the right (the “Exchange Right”) to require the Company to exchange all or a portion of the Class A Shares held by such Class A Shareholder (such Class A Shares being hereafter referred to as “Subject Class A Shares” and such exchanging Class A Shareholder, the “Exchanging Class A Shareholder”) for the Cash Amount in accordance with the terms and conditions of the Company Charter;

WHEREAS, Brookfield Properties, Inc., a Delaware corporation (“BPI”), may, in its sole and absolute discretion  (including by means of a standing resolution adopted by the board of directors of BPI, which may be amended or withdrawn at any time) elect to satisfy the Company’s Exchange Right obligation and acquire the Subject Class A Shares from such Exchanging Class A Shareholder in exchange for the BPY Units Amount, in accordance with the terms and conditions of the Company Charter;

WHEREAS, as part of the consideration for the entry by BAM into the Master Services Agreement with the Company, BAM is willing to provide for the delivery of the BPY Units Amount or, in its sole election, the Cash Amount to satisfy the Class A Shareholders’ Secondary Exchange Right in the event that, in connection with any Subject Class A Shares, (i) the Company has not satisfied its Exchange Right obligation under the Company Charter by delivering the Cash Amount on the Specified Exchange Date and (ii) BPI has not, upon its election in its sole and absolute discretion, acquired such Subject Class A Shares from the Exchanging Class A Shareholder in exchange for the delivery of the BPY Units Amount pursuant to the Company Charter on the Specified Exchange Date;

WHEREAS, the Rights Agent desires to serve as agent for the Class A Shareholders with respect to the administration of the Secondary Exchange Rights; and

WHEREAS, BAM and the Rights Agent desire to set forth their rights and obligations with respect to the Secondary Exchange Rights and the delivery of the BPY Units Amount or, at BAM’s sole election, the Cash Amount in satisfaction of the Secondary Exchange Rights.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1.                                           Certain Definitions.

For purposes of this Agreement, the following terms have the meanings indicated:

“Affiliate” shall have the meaning ascribed thereto in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date of this Agreement, including, for the avoidance of doubt, any future Affiliates.

“Agreement” shall have the meaning set forth in the recitals.

“Applicable Procedures” means, with respect to any transfer of securities that are held through DTC or another Depositary, the rules and procedures of DTC or such other Depositary, as applicable, that apply to such transfer or exchange.

“BAM” shall have the meaning set forth in the recitals.

“BPI” shall have the meaning set forth in the recitals.

“BPY” shall have the meaning set forth in the recitals.

“BPY Reference Property” shall have the meaning as provided in the Company Charter.

“BPY Specified Event” shall have the meaning as provided in the Company Charter.

“BPY Unit” shall mean a limited partnership interest in BPY representing a fractional part of all the limited partner interests in BPY as outstanding on the date hereof (or any other class of equity security of BPY into which the limited partnership interests in BPY may be converted after the date hereof), which is designated as a “Unit”, and shall include any limited partnership interest or other equity interest of BPY or any successor to BPY into which such BPY Unit is converted or for which such Unit is exchanged.

“BPY Unit Convertible” shall mean any security, including, for the avoidance of doubt and without limitation, redemption-exchange units of Brookfield Property L.P.,

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convertible into or redeemable for BPY Unit(s), provided such conversion or redemption right is freely and immediately exercisable by the holder thereof at any time.

“BPY Unit of Reference Property” shall have the meaning as provided in the Company Charter.

“BPY Unit Value” shall have the meaning as provided in the Company Charter.

“BPY Unit Release Price” shall mean, as of the date of withdrawal of any BPY Unit or BPY Unit Convertible from the Collateral Account, an amount in cash or Cash Equivalents equal to one hundred and fifty percent (150%) of the BPY Unit Value of such BPY Units or the BPY Unit Value of the number of BPY Units into which such BPY Unit Convertible may be converted or redeemed for, as of such date.

“BPY Units Amount” shall have the meaning as provided in the Company Charter.

“Business Day” shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the state of Delaware are authorized or obligated by law or executive order to close.

“Cash Amount” shall have the meaning as provided in the Company Charter.

“Cash Equivalents” shall mean (i) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than one year from the date of acquisition, (ii) readily marketable direct obligations issued by any state of the United States or any political subdivision of any such state maturing within one year from the date of acquisition thereof and having one of the two highest ratings obtainable from either S&P or Moody’s, (iii) dollar denominated time deposits, certificates of deposit and bankers acceptances of any commercial bank having, or which is the principal banking subsidiary of a bank holding company having, a combined capital and surplus of at least $1,000,000,000 with maturities of not more than one year from the date of acquisition, (iv) repurchase obligations with a term of not more than seven (7) days for underlying securities of the types described in clause (i) above entered into with any bank meeting the qualifications specified in clause (iii) above, and (v) investments in money market funds substantially all of whose assets are comprised of securities of the types described in clauses (i) through (v) above.

“Class A Share” shall mean a share of Class A Stock.

“Class A Shareholder” shall mean any holder of at least one Class A Share.

“Class A Stock” shall have the meaning set forth in the recitals.

“Close of Business” on any given date shall mean 5:00 P.M., Wilmington, Delaware time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., Wilmington, Delaware time, on the next succeeding Business Day.

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“Collateral Account” shall have the meaning as provided in Section 8.

“Collateral Account Balance” shall mean the aggregate of the Collateral Account BPY Unit Balance and the Collateral Account Cash Balance.

“Collateral Account BPY Unit Balance” shall mean, as of any date, (i) the number of BPY Units in the Collateral Account plus (ii) the number of BPY Units issuable upon conversion or redemption of BPY Unit Convertibles in the Collateral Account as of such date.

“Collateral Account Cash Balance” shall mean, as of any date, a number of BPY Units (rounded down to the nearest whole unit) equal to the quotient of (i) the aggregate amount of cash and Cash Equivalents in the Collateral Account divided by (ii) the BPY Unit Value as of such date.

“Company” shall have the meaning set forth in the recitals.

“Company Charter” shall mean the Third Amended and Restated Certificate of Incorporation of the Company, to be filed with the Secretary of State of the State of Delaware substantially in the form attached hereto as Exhibit A (which, for the avoidance of doubt, is identical to Exhibit A to the Merger Agreement), as amended from time to time following the Merger Effective Time in accordance with its terms.

“Company Notice” shall mean a written notice in substantially the form attached hereto as Exhibit D-1 delivered by the Company to the Rights Agent and BAM, with respect to any Subject Class A Share, that (i) the Company has not satisfied its obligation under subsection C(3)(a) of Article IV of the Company Charter with respect to such Subject Class A Share by delivering the Cash Amount on the applicable Specified Exchange Date and (ii) BPI has not, upon its election in its sole and absolute discretion, acquired such Subject Class A Share from the Exchanging Class A Shareholder and delivered the BPY Units Amount in exchange therefor pursuant to subsection C(3)(b) of Article IV of the Company Charter on the Specified Exchange Date.

“Conversion Factor” shall have the meaning as provided in the Company Charter.

“Depositary” means a clearing agency registered under the Exchange Act.

“DTC” means The Depository Trust Company.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Exchange Right” shall have the meaning set forth in the recitals.

“Exchanging Class A Shareholder” shall have the meaning set forth in the recitals.

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“Exchanging Class A Shareholder Notice” shall mean a written notice in substantially the form attached hereto as Exhibit D-2 delivered by a Class A Shareholder to the Rights Agent and BAM and containing a medallion guarantee, with respect to any Subject Class A Share, that (i) the Company has not satisfied its obligation under subsection C(3)(a) of Article IV of the Company Charter by delivering the Cash Amount on the applicable Specified Exchange Date and (ii) BPI has not, upon its election in its sole and absolute discretion, acquired such Subject Class A Share from the Exchanging Class A Shareholder and delivered the BPY Units Amount in exchange therefor pursuant to subsection C(3)(b) of Article IV of the Company Charter on the applicable Specified Exchange Date.

“Final Expiration Date” shall mean the twentieth (20th) anniversary of the Merger Effective Time, as the same may be extended in accordance with Section 24 of this Agreement.

“Merger Agreement” shall have the meaning set forth in the recitals.

“Merger Effective Time” shall have the meaning set forth in the recitals.

“Participant” means, with respect to a Depositary, a Person who has an account with the Depositary.

“Person” shall mean any individual, firm, corporation, partnership, limited partnership, limited liability partnership, business trust, limited liability company, unincorporated association or other entity, and shall include any successor (by merger or otherwise) of such entity.

“Pre-Closing Dividend” shall have the meaning set forth in the recitals.

“Received Class A Share Account” shall have the meaning as provided in Section 4(c).

“Registered BPY Unit” shall have the meaning set forth in Section 9.

“Required Collateral Account Balance” shall mean, as of a particular date, a number of BPY Units equal to the product of (i) the total number of shares of Class A Stock outstanding on such date, excluding Class A Shares owned by BAM or its Affiliates, multiplied by (ii) the Conversion Factor in effect on such date.

“Required Collateral Account Cash Balance” shall mean, as of a particular date, the product of (i)(a) the Required Collateral Account Balance minus (b) the Collateral Account BPY Unit Balance, multiplied by (ii) one hundred and twenty-five percent (125%) of the BPY Unit Value as of such date.

“Rights Agent” shall have the meaning set forth in the recitals.

“Secondary Exchange Right” shall have the meaning as provided in the Company Charter.

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“Securities Act” shall mean the Securities Act of 1933, as amended.

“Specified Exchange Date” shall have the meaning as provided in the Company Charter.

“Subject Class A Shares” shall have the meaning set forth in the recitals.

Section 2.                                           Appointment of Rights Agent.

The Rights Agent is hereby appointed to act as agent for the holders of the Secondary Exchange Rights, as a class and not individually, in accordance with the express terms and conditions hereof, and the Rights Agent hereby accepts such appointment.  The obligations of the Rights Agent hereunder shall become effective as of the first issuance of Class A Shares by the Company. The Rights Agent shall neither be responsible for, nor chargeable with, knowledge of the terms and conditions of any other agreement, instrument, or document (including, without limitation, the Company Charter, the Class A Shares or the Merger Agreement) other than this Agreement, except to the extent that defined terms set forth in the Company Charter are expressly incorporated herein, whether or not an original or a copy of such agreement, instrument, or document has been provided to the Rights Agent; and the Rights Agent shall have no duty to know or inquire as to the performance or nonperformance of any provision of any such agreement, instrument, or document. Except to the extent that defined terms set forth in the Company Charter are expressly incorporated herein, references in this Agreement to any other agreement, instrument, or document are for the convenience of the parties and the Rights Agent has no duties or obligations with respect thereto.

Section 3.                                           Secondary Exchange Rights.

(a)   The Secondary Exchange Rights are a part of the terms of the Class A Shares and shall not be transferred or assigned separate or apart from the Class A Shares.  The Secondary Exchange Rights shall not be separately evidenced.  Any sale, transfer, assignment or other disposition of a Class A Share shall also constitute the sale, transfer, assignment or other disposition of the Secondary Exchange Rights associated with such Class A Share.

(b)   Physical certificates for Class A Shares, if any, which become outstanding prior to the Close of Business on the Final Expiration Date shall have impressed on, printed on, written on or otherwise affixed to them the following legend:

This certificate also evidences and entitles the holder hereof to certain Secondary Exchange Rights as set forth in a Rights Agreement between Brookfield Asset Management Inc. and Wilmington Trust, National Association, as Rights Agent, dated as of April 27, 2018, as it may from time to time be amended or supplemented pursuant to its terms (the “Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company.  The Company will mail to the holder of this certificate a copy of the Agreement without charge after receipt of a written request

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therefor.  The Secondary Exchange Rights are a part of the terms of the Class A Shares and shall not be transferred or assigned separate or apart from the Class A Shares.

Notwithstanding this Section 3(b), the omission of a legend shall not affect the enforceability of any part of this Agreement or the rights of any holder of the Secondary Exchange Rights.

Section 4.                                           Satisfaction of Secondary Exchange Rights.

(a)   BAM hereby agrees to satisfy, or cause to be satisfied, the obligations with respect to the Secondary Exchange Rights contained in the Company Charter in accordance with the terms of this Agreement in the event that, in connection with any Subject Class A Share, (i) the Company has not satisfied its obligation under subsection C(3)(a) of Article IV of the Company Charter by delivering the Cash Amount on the applicable Specified Exchange Date and (ii) BPI has not, upon its election in its sole and absolute discretion, acquired such Subject Class A Share from the Exchanging Class A Shareholder and delivered the BPY Units Amount in exchange therefor pursuant to subsection C(3)(b) of Article IV of the Company Charter on the applicable Specified Exchange Date.

(i)            In accordance with the Company Charter, the Company is required to deliver a Company Notice, which shall be executed by an authorized signatory identified in Exhibit B-1 attached hereto (which exhibit may be updated by the Company from time to time in the Company’s reasonable discretion, provided that such update does not adversely affect any Class A Shareholder or its rights hereunder in any respect), to the Rights Agent and BAM on the Specified Exchange Date if the conditions to the exercise of the Secondary Exchange Rights set forth in the immediately preceding sentence with respect to such Subject Class A Shares have been satisfied, which Company Notice shall set forth the BPY Units Amount and the Cash Amount for such Subject Class A Shares and any wire transfer or other delivery instructions necessary to permit the Rights Agent to transfer the BPY Units or the Cash Amount to the Exchanging Class A Shareholder and be in a format that is acceptable to the Rights Agent (determined by the Rights Agent acting reasonably and in good faith). If the Rights Agent shall not have received a signed written notice executed by an authorized signatory identified in Exhibit B-2 attached hereto from BAM (which exhibit may be updated by BAM from time to time in BAM’s reasonable discretion, provided that such update does not adversely affect any Class A Shareholder or its rights hereunder in any respect) by the Close of Business on the Business Day immediately following the date the Rights Agent received the Company Notice, providing that BAM has elected, in BAM’s sole discretion, to fund the Cash Amount pursuant to Section 4(b) below, the Rights Agent shall exchange (in accordance with Section 4(e) below) such Subject Class A Shares for a number of BPY Units held in the Collateral Account equal to the BPY Units Amount for such Subject Class A Shares set forth in such Company Notice and promptly, and in any event within two Business Days of receipt of the Company Notice and the Subject Class A Shares in the Received Class A Share Account pursuant to Section 4(c), deliver such BPY Units from the Collateral Account to the Exchanging Class A Shareholder; provided that if there shall not be enough BPY Units in the Collateral Account to satisfy the BPY Units Amount with respect to one of more of such Subject Class A Shares, the Rights Agent shall exchange each such Subject Class A Share for an amount of cash from the Collateral Account

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equal to the Cash Amount for such Subject Class A Share and promptly, and in any event within two Business Days of receipt of the Company Notice and the Subject Class A Shares in the Received Class A Share Account pursuant to Section 4(c), deliver the Cash Amount to the Exchanging Class A Shareholder.  For the avoidance of doubt, if for any given exercise of the Secondary Exchange Rights under this Section 4 there are not enough BPY Units in the Collateral Account to satisfy the BPY Units Amount with respect to all Subject Class A Shares subject to such Secondary Exchange Right, the Rights Agent shall not cause any BPY Units to be exchanged with respect to any such Subject Class A Shares, and shall instead only deliver to the Exchanging Class A Shareholder the Cash Amount with respect to each such Subject Class A Share from the Collateral Account.

(ii)           In the event that, in connection with any Subject Class A Share, (i) the Company has not satisfied its obligation under subsection C(3)(a) of Article IV of the Company Charter by delivering the Cash Amount on the applicable Specified Exchange Date and (ii) BPI has not, upon its election in its sole and absolute discretion, acquired such Subject Class A Share from the Exchanging Class A Shareholder and delivered the BPY Units Amount in exchange therefor pursuant to subsection C(3)(b) of Article IV of the Company Charter on the applicable Specified Exchange Date, and the Company fails to deliver (to the knowledge of such Exchanging Class A Shareholder) a Company Notice with respect to any such Subject Class A Share in accordance with Section 4(a)(i) above, (or a Company Notice is not required with respect to such exercise of Secondary Exchange Rights in accordance with subsection (C)(3)(k) of Article IV of the Company Charter) the Exchanging Class A Shareholder shall have the right to deliver, or cause to be delivered, an original Exchanging Class A Shareholder Notice to the Rights Agent and BAM, which Exchanging Class A Shareholder Notice shall set forth the number of such Subject Class A Shares and any wire transfer or other delivery instructions necessary to permit the Rights Agent to transfer the BPY Units or the Cash Amount to the Exchanging Class A Shareholder and be in a format that is acceptable to the Rights Agent (determined by the Rights Agent acting reasonably and in good faith). As promptly as practicable and in any event on or prior to the Business Day immediately following the date of such Exchanging Class A Shareholder Notice, BAM shall provide written notice to the Rights Agent, which notice shall (i) set forth the BPY Units Amount and the Cash Amount for such Subject Class A Shares subject to such Exchanging Class A Shareholder Notice and (ii) either (A) provide that BAM has elected, in BAM’s sole discretion, to fund the Cash Amount pursuant to Section 4(b) below with respect to such Subject Class A Shares, or (B) instruct the Rights Agent to exchange (in accordance with Sections 4(c) and 4(e) below) each Subject Class A Share in accordance with this Section 4(a)(ii), it being understood that BAM shall not be obligated to deliver such notice to the Rights Agent if it has determined in good faith that the conditions to the exercise of the Secondary Exchange Right set forth in Section 4(a) have not been satisfied. Upon receipt of an instruction by BAM pursuant to clause (ii)(B) of the immediately preceding sentence and receipt of an original Exchanging Class A Shareholder Notice and the Subject Class A Shares in the Received Class A Share Account pursuant to Section 4(c), the Rights Agent shall exchange such Subject Class A Shares for a number of BPY Units held in the Collateral Account equal to the BPY Units Amount for such Subject Class A Shares set forth in such BAM instructions and, on or prior to the second Business Day following receipt of such instruction from BAM and receipt of an original Exchanging Class A Shareholder Notice, and the Subject Class A Shares in the Received Class A Share Account pursuant to Section 4(c), deliver such

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BPY Units from the Collateral Account to the Exchanging Class A Shareholder; provided that if there shall not be enough BPY Units in the Collateral Account to satisfy the BPY Units Amount with respect to one of more of such Subject Class A Shares, the Rights Agent shall exchange each such Subject Class A Share for an amount of cash from the Collateral Account equal to the Cash Amount for such Subject Class A Share and, on or prior to the second Business Day following receipt of such instruction from BAM and receipt of an original Exchanging Class A Shareholder Notice, and the Subject Class A Shares in the Received Class A Share Account pursuant to Section 4(c), deliver the Cash Amount to the Exchanging Class A Shareholder. The Rights Agent shall not take any action under this Section 4(a)(ii) or otherwise upon receipt of an Exchanging Class A Shareholder Notice unless BAM has instructed the Rights Agent to exchange any Subject Class A Share for a number of BPY Units or the Cash Amount, as applicable, as set forth in this Section 4(a)(ii).

(b)         With respect to any Company Notice or Exchanging Class A Shareholder Notice, BAM shall have the right, in its sole and absolute discretion, to elect that the Rights Agent exchange the Subject Class A Shares for the Cash Amount for each Subject Class A Share by providing written notice of such election to the Rights Agent prior to the Close of Business on or prior to the Business Day immediately following the date the Rights Agent received the Company Notice or Exchanging Class A Shareholder Notice, as applicable, in accordance with Section 4(a)(i) and Section 4(a)(ii), as applicable.  In the event that BAM shall make the election described in the immediately preceding sentence and there shall not be an amount of cash in the Collateral Account sufficient to exchange any such Subject Class A Share for the Cash Amount, BAM shall deposit an amount of cash into the Collateral Account equal to the Cash Amount with respect to each such Subject Class A Share simultaneously with the delivery of the written notice set forth in the immediately preceding sentence.  In the event that BAM shall elect that the Rights Agent exchange the Subject Class A Shares for the Cash Amount pursuant to this Section 4(b), the Rights Agent shall deliver the Cash Amount for each Subject Class A Share from the Collateral Account to the Exchanging Class A Shareholder on or before the second Business Day following receipt of the written notice of such election from BAM and receipt of an original Exchanging Class A Shareholder Notice (only if applicable per Section 4(a)(ii)) and the Subject Class A Shares in the Received Class A Share Account pursuant to Section 4(c).

(c)          BAM shall establish a non-interest bearing trust account in the name of BAM that will be administered by the Rights Agent for purposes of receiving any Subject Class A Shares exchanged pursuant to this Agreement (the “Received Class A Share Account”).  Such Received Class A Share Account information is as set forth in Exhibits D-1 and D-2.  Any Class A Shares received by the Rights Agent pursuant to Section 4(a) or Section 4(b) shall be delivered to the Received Class A Share Account.  Any Class A Shares in the Received Class A Share Account shall be transferable to BAM or, at BAM’s direction, an Affiliate of BAM which was the beneficial owner of the BPY Units transferred to the Exchanging Class A Shareholder, pursuant to delivery instructions provided by BAM to the Rights Agent (which may be standing written instructions), and shall not be delivered into the Collateral Account, and thereafter BAM or such Affiliate, as applicable, shall be the beneficial owner of such Class A Shares with all rights, powers, privileges and preferences appurtenant thereto, including, without limitation, the Exchange Right.  Delivery to BAM or such Affiliate pursuant to this Section 4(c) shall be accomplished by the Rights Agent instructing the transfer agent for the Class A Shares to record

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the transfer of the Class A Shares from the Received Class A Shares Account to, and the ownership thereof by, BAM or such Affiliate in accordance with the Applicable Procedures.  The Rights Agent shall provide BAM with online access to view the Received Class A Share Account, which online interface shall be kept reasonably up-to-date by the Rights Agent.

(d)         Notwithstanding anything to the contrary contained in this Agreement, BAM shall be entitled to cause any of its Affiliates to take any action required to satisfy BAM’s obligations with respect to the Secondary Exchange Rights or otherwise pursuant to this Agreement; provided that nothing other than full and complete payment and performance of such obligations shall relieve BAM of such obligations.

(e)          In connection with an Exchanging Class A Shareholder’s exercise of the Secondary Exchange Right with respect to any Subject Class A Shares held through DTC or another Depositary, such Exchanging Class A Shareholder shall deliver to the Rights Agent such Subject Class A Shares to the Received Class A Share Account pursuant to DTC’s or such other Depositary’s Applicable Procedures.  In addition, such Exchanging Class A Shareholder shall deliver to the Rights Agent via email or other appropriate method of communication on the Business Day prior to the delivery of such Subject Class A Shares, a copy of such Exchanging Class A Shareholder’s Exchanging Class A Shareholder Notice; provided that the Rights Agent’s obligations pursuant to Section 4(a)(ii) shall not be affected by such Exchanging Class A Shareholder’s failure to so deliver a copy of such Exchanging Class A Shareholder Notice if such Exchanging Class A Shareholder’s original Exchanging Class A Shareholder Notice is received by the Rights Agent within two Business Days of the date that the Rights Agent receives such Subject Class A Shares pursuant to DTC’s or another Depositary’s Applicable Procedures.  In connection with any transfer by an Exchanging Class A Shareholder of any Subject Class A Shares required by this Agreement which are not held through DTC or another Depositary, such Exchanging Class A Shareholder shall take all necessary action to cause such Subject Class A Shares to be delivered to the Collateral Account.

Section 5.                                           Exercise of Rights.

The Rights Agent shall cause the BPY Units Amount delivered to any Exchanging Class A Shareholder pursuant to Section 4(a) to be delivered to or upon the order of the Exchanging Class A Shareholder, registered in such name or names as such Exchanging Class A Shareholder held such Subject Class A Shares (all as set forth in the Company Notice or the Exchanging Class A Shareholder Notice, as applicable).

Section 6.                                           Confirmation Procedures.

(a)         If the BPY Units Amount or the Cash Amount to be delivered pursuant to Section 4 above is to be delivered in a name other than that in which the Class A Shares surrendered in exchange therefor are registered in the stock transfer books or ledger of the Company, the BPY Units Amount or the Cash Amount may be delivered to a Person other than the Person in whose name the Class A Shares so surrendered are registered in the stock transfer books or ledger of the Company only if such Class A Shares are properly endorsed and otherwise in proper form for surrender and transfer and the Person requesting such delivery has paid to

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BAM (or any agent designated by BAM) any transfer taxes reasonably expected to be required by reason of the payment of the BPY Units Amount or the Cash Amount to a Person other than the registered holder of such Class A Shares, or established to the reasonable satisfaction of BAM (or any agent designated by BAM) that such transfer taxes have been paid or are otherwise not payable. Upon satisfaction of the condition in the immediately preceding sentence, BAM shall instruct the Rights Agent in writing to deliver such BPY Units Amount or Cash Amount to such other Person. Unless the Rights Agent has received such written instruction from BAM pursuant to the immediately preceding sentence prior to the delivery by the Rights Agent of the BPY Units Amount or Cash Amount with respect to such Class A Shares, the Rights Agent shall have no duty or obligation under this Section 6(a) and shall deliver or cause to be delivered the BPY Units Amount or Cash Amount to the party designated in the Company Notice without further inquiry.

(b)         All Subject Class A Shares shall be delivered to the Received Class A Share Account free and clear of all liens, claims and encumbrances whatsoever, and should any such liens, claims and encumbrances exist or arise with respect to such Subject Class A Shares, the Exchanging Class A Shareholder shall not be entitled to exercise its Secondary Exchange Rights with respect to such Subject Class A Shares.  Each Exchanging Class A Shareholder will pay to BAM the amount of any tax withholding due upon the exchange of Subject Class A Shares pursuant to this Agreement and, in the event BAM elects to acquire some or all of the Subject Class A Shares from the Exchanging Class A Shareholder in exchange for the Cash Amount in accordance with Section 4(b), will authorize BAM to retain such portion of the Cash Amount as BAM reasonably determines is necessary to satisfy its tax withholding obligations.  In the event BAM elects to acquire some or all of the Subject Class A Shares from the Exchanging Class A Shareholder in exchange for the BPY Units Amount, BAM may elect to either satisfy the amount of any tax withholding due upon the exchange of Subject Class A Shares by retaining BPY Units with a fair market value, as reasonably determined by BAM in good faith, equal to the amount of such obligation, or satisfy such tax withholding obligation using amounts paid by BAM, which amounts shall be treated as a loan by BAM to the Exchanging Class A Shareholder, in each case, unless the Exchanging Class A Shareholder, at the Exchanging Class A Shareholder’s election, has paid or has made arrangements satisfactory to BAM, in its sole discretion, to pay, the amount of any such tax withholding. BAM shall notify the Exchanging Class A Shareholder within one Business Day from the date of the Company Notice or the Exchanging Class A Shareholder Notice, as applicable, of BAM’s good faith estimate of the amount of any tax withholding due upon the exchange of the Subject Class A Shares subject to such Company Notice or the Exchanging Class A Shareholder Notice, provide the Exchanging Class A Shareholder with sufficient opportunity to provide any forms or other documentation or take such other steps in order to avoid or reduce such withholding, and reasonably cooperate with the Exchanging Class A Shareholder in good faith to attempt to reduce any amounts that would otherwise be withheld pursuant to this Section 6(b); provided that any determination with respect to the withholding shall be made by BAM, in its sole discretion exercised in good faith. Notwithstanding anything to the contrary in this Section 6(b), in no event shall an Exchanging Class A Shareholder be subject to withholding both under subsection C(3)(d) of Article IV of the Company Charter and under this Section 6(b), and any amounts paid or withheld with respect to a Subject Class A Share pursuant to subsection C(3)(d) of Article IV of the Company Charter shall be credited

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against and deemed to satisfy the Exchanging Class A Shareholder’s withholding obligation pursuant to this Section 6(b).

Section 7.                                           BPY Units Record Date.

Each former Exchanging Class A Shareholder who receives the BPY Units Amount upon the exercise of the Secondary Exchange Right with respect to any Subject Class A Share pursuant to this Agreement shall for all purposes be deemed to have become the owner of the BPY Units representing the BPY Units Amount for which the Secondary Exchange Right with respect to such Subject Class A Share is exercisable as of the date upon which such Class A Shareholder’s Subject Class A Share is duly surrendered in accordance with this Agreement.  Prior to such Class A Shareholder’s surrender of such Subject Class A Share in accordance with this Agreement, the Class A Shareholder shall not be entitled to any rights of a holder of such BPY Units for which the Secondary Exchange Right with respect to such Subject Class A Share shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of BPY with respect to such BPY Units.  For the avoidance of doubt, any Class A Shareholder who receives the Cash Amount in satisfaction of the Secondary Exchange Right with respect to any Class A Share pursuant to this Agreement shall not be entitled to any rights of a holder of BPY Units at any time with respect to the BPY Units for which the Secondary Exchange Right with respect to such Subject Class A Share was exercisable prior to the receipt of such Cash Amount.

Section 8.                                           Collateral Account.

(a)         BAM or one or more Affiliates of BAM shall establish one or more non-interest bearing trust accounts in the name of BAM or such Affiliates that will be administered by the Rights Agent (together, the “Collateral Account”). The Rights Agent shall requisition the BPY Units Amount or the Cash Amount, as applicable, without any further action or approval from BAM, for payment to any Class A Shareholder in accordance with Section 4(a) or Section 4(b) in accordance with the terms and conditions set forth in this Agreement.  BAM shall be responsible for ensuring that the Collateral Account Balance shall at times equal or exceed the Required Collateral Account Balance.  Notwithstanding anything to the contrary contained in this Section 8 and subject to any additional requirements with respect to the Collateral Account Balance contained in this Section 8, in the event that the Collateral Account Balance shall at any time be less than the Required Collateral Account Balance, including, without limitation, as a result of an adjustment to the Conversion Factor or an increase in the BPY Unit Value, within two Business Days, BAM shall, or shall cause an Affiliate to, deposit into the Collateral Account either (i) a number of BPY Units or BPY Unit Convertibles or (ii) an amount of cash or Cash Equivalents, in an amount necessary to cause the Collateral Account Balance to be at least equal to the Required Collateral Account Balance.  The Rights Agent shall have no duty or obligation to calculate the Required Collateral Account Balance, determine the Conversion Factor, determine if the Collateral Account Balance equals or exceeds the Required Collateral Account Balance, or determine the amounts necessary to cause the Collateral Account Balance to equal or exceed the Required Collateral Account Balance.  BAM covenants and agrees that it will take all action within its control (including making requests of third parties and enforcing any contractual

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rights and/or obligations) to convert or redeem any BPY Unit Convertibles if necessary to satisfy any Class A Shareholder’s Secondary Exchange Right in accordance with this Agreement, and any delivery of a BPY Unit Amount pursuant to this Agreement shall be made in the form of BPY Units and not, for the avoidance of doubt, in the form of BPY Unit Convertibles. To the extent that conversion or redemption of a BPY Unit Convertible results in the imposition of any fees, payments, premiums or penalties, such fees, payments, premiums or penalties shall be borne by BAM, or its applicable Affiliates, and shall either be satisfied directly by BAM or such Affiliates or shall be deemed to reduce the Collateral Account Balance. BAM shall keep the Rights Agent informed of the Collateral Account Balance and the Required Collateral Account Balance in writing on a regular basis, and shall inform the Rights Agent in writing within two Business Days of any change in the Collateral Account Balance or the Required Collateral Account Balance for any reason, including as a result of an adjustment to the Conversion Factor or an increase in the BPY Unit Value.

(b)         Prior to or substantially concurrently with the issuance of any Class A Shares by the Company, BAM shall, or cause an Affiliate of BAM to, deposit BPY Units or BPY Unit Convertibles into the Collateral Account such that, after taking into account the number of BPY Units issued or issuable upon conversion or redemption of such BPY Unit Convertibles, the number of BPY Units deposited into the Collateral Account shall be equal to the product of (i) the number of such Class A Shares issued (excluding any shares issued to BAM or its Affiliates) multiplied by (ii) the Conversion Factor. The Rights Agent shall have no duty or obligation to calculate the Conversion Factor, to determine the number of Class A Shares issued, or to determine the number of BPY Units or BPY Unit Convertibles necessary to equal the product of (i) the number of such Class A Shares issued (excluding any shares issued to BAM or its Affiliates) multiplied by (ii) the Conversion Factor.

(c)                                  Except as set forth in this Section 8(c), BAM and its Affiliates shall not be entitled to withdraw any BPY Unit or BPY Unit Convertible from the Collateral Account.

(i)                                     In the event that the Collateral Account Balance shall exceed the Required Collateral Account Balance, either as a result of a change in the Conversion Factor or a decrease in the number of Class A Shares (excluding Class A Shares owned by BAM or its Affiliates) outstanding, BAM or an Affiliate of BAM shall be entitled to withdraw (pursuant to a written instruction from BAM to the Rights Agent) from the Collateral Account a number of BPY Units, or BPY Unit Convertibles that are convertible into or redeemable for a number of BPY Units, up to an amount equal to (i) the Collateral Account Balance minus (ii) the Required Collateral Account Balance. The Rights Agent shall be entitled to conclusively and exclusively rely upon such written instruction from BAM in accordance with this Section 8(c)(i) without liability or further inquiry.

(ii)                                  BAM, or any Affiliate of BAM, shall be permitted to withdraw from the Collateral Account a BPY Unit, or the number of BPY Unit Convertibles that are convertible into or redeemable for a BPY Unit, upon the deposit by BAM or any Affiliate of BAM of the BPY Unit Release Price with respect to such BPY Unit, or the number of BPY Unit Convertibles that are convertible into or redeemable for such BPY Unit, in the Collateral Account.

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(d)                                 If at any time the Collateral Account Cash Balance shall be less than the Required Collateral Account Cash Balance, BAM shall, or shall cause its Affiliates to, within two Business Days, deposit cash or Cash Equivalents (pursuant to a written instruction from BAM to the Rights Agent and as selected by BAM) in an amount necessary to cause the Collateral Account Cash Balance to be at least equal to the Required Collateral Account Cash Balance.

(e)                                  Except as set forth in this Section 8(e), BAM and its Affiliates shall not be entitled to withdraw any cash or Cash Equivalents from the Collateral Account.

(i)                                     If at any time the Collateral Account Cash Balance shall be greater than one hundred and twenty percent (120%) of the Required Collateral Account Cash Balance, either as a result of a change in the Conversion Factor or a decrease in the number of Class A Shares (excluding Class A Shares owned by BAM or its Affiliates) outstanding, BAM or its Affiliates shall be permitted to withdraw (pursuant to a written instruction from BAM to the Rights Agent) cash or Cash Equivalents in an amount not to exceed the excess of (i) the Collateral Account Cash Balance minus (ii) one hundred and twenty percent (120%) of the Required Collateral Account Cash Balance. The Rights Agent shall be entitled to conclusively and exclusively rely upon such written instruction from BAM in accordance with this Section 8(e)(i) without liability or further inquiry.

(ii)                                  Upon the deposit in the Collateral Account of a number of BPY Units, or of BPY Unit Convertibles that are convertible into or redeemable for such number of BPY Units, BAM, or an Affiliate of BAM, shall be permitted to withdraw (pursuant to a written instruction from BAM to the Rights Agent) cash or Cash Equivalents from the Collateral Account in an amount equal to the aggregate BPY Unit Value of such number of BPY Units, or of the number of BPY Units issuable upon the conversion or redemption of such BPY Unit Convertibles, as applicable.

(f)           For the avoidance of doubt, BAM, or its applicable Affiliates, shall remain the beneficial owner of any BPY Units or BPY Unit Convertibles deposited by BAM or such Affiliates into the Collateral Account for so long as such BPY Units or BPY Unit Convertibles remain in the Collateral Account, and shall hold all of the rights, powers, privileges and preferences appurtenant to such BPY Units or BPY Unit Convertibles, including, without limitation, the right to distributions on such BPY Units or BPY Unit Convertibles.  In the event that the Collateral Account consists of more than one account and (i) the Rights Agent has not received written instructions from BAM as to which account to use for any specific transaction described in this Section 8 or (ii) there shall not be an amount within the account designated by BAM to satisfy any applicable BPY Units Amount or Cash Amount to be delivered pursuant to this Agreement, in such cases the Rights Agent shall follow an order of account priority, to be provided in writing by BAM upon the establishment each new account, when determining which account to use for any of the transactions described in this Section 8.  BAM also covenants and agrees that it will take all action within its control to ensure that any transfer agent of the BPY Unit certificates and Class A Shares will comply with the Rights Agent’s instructions in carrying out the purposes of this Agreement.  BAM shall provide the Rights Agent with all necessary information and contact details for each transfer agent for the BPY Unit certificates and Class A

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Shares.  The Rights Agent shall have no liability for the failure of any transfer agent to facilitate or effect any transfers contemplated hereby, or for any delay in doing so, or for the failure of BAM of its obligations under this Section 8(f).  Prior to any transfer contemplated by this Agreement, BAM shall instruct the transfer agents for any BPY Unit certificates and Class A Shares to follow the instructions of the Rights Agent in connection with any exchange of Class A Shares for BPY Units as set forth herein.

(g)          BAM shall provide the Rights Agent with written notice of the consummation of any BPY Specified Event concurrently with such consummation.  Upon the consummation of a BPY Specified Event, the Cash Amount shall be calculated solely in accordance with subsection C(3)(h) of Article IV of the Company Charter, and BAM shall provide the Rights Agent with written notice of the Cash Amount and the BPY Unit of Reference Property as a result of such BPY Specified Event.  On the second Business Day following the effective date of the BPY Specified Event, if any Class A Shareholder shall not have received, with respect to any Class A Share, the amount such Class A Shareholder was entitled to receive under subsection C(3)(h) of Article IV of the Company Charter, such Class A Shareholder shall thereafter be entitled to receive, with respect to each such Class A Share, either (i) a BPY Reference Property, or, at BAM’s election, (ii) the Cash Amount.  Any BPY Reference Property received by the Rights Agent from BAM upon a BPY Specified Event shall be deposited into the Collateral Account and shall not be removed from the Collateral Account until the Rights Agent has received written instructions from BAM providing the Rights Agent with all necessary information to process such removal and transfer in a format that is acceptable to the Rights Agent (determined by the Rights Agent acting reasonably and in good faith), and the satisfaction of all Secondary Exchange Rights under subsection C(3)(h) of Article IV of the Company Charter.

(h)         In connection with any transfer by BAM of BPY Units, BPY Reference Property or BPY Unit Convertibles into the Collateral Account required by this Agreement which are held through DTC or another Depositary, BAM shall deliver to the Rights Agent such BPY Units, BPY Reference Property or BPY Unit Convertibles to the Collateral Account pursuant to DTC’s or such other Depositary’s Applicable Procedures.  In connection with any transfer by BAM of BPY Units, BPY Reference Property or BPY Unit Convertibles into the Collateral Account required by this Agreement which are not held through DTC or another Depositary, BAM shall take all necessary action to cause such BPY Units, BPY Reference Property or BPY Unit Convertibles to be delivered to the Collateral Account.

Section 9.                                           Registration of BPY Unit Resales.

BAM covenants and agrees that it will take all action within its control to ensure that at all times, with respect to all of the BPY Units in the Collateral Account, including BPY Units that are issuable upon conversion of or redemption for BPY Unit Convertibles in the Collateral Account, the transfer of such BPY Units (including BPY Units that are issuable upon conversion of or redemption for BPY Unit Convertibles in the Collateral Account) from the Collateral Account to an Exchanging Class A Shareholder (or to such other Person as may be entitled thereto pursuant to the terms of this Agreement) shall be registered under the Securities Act pursuant to an effective resale shelf registration statement with the Securities and Exchange

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Commission (each BPY Unit so registered, including BPY Units that are issuable upon conversion of or redemption for BPY Unit Convertibles in the Collateral Account, a “Registered BPY Unit”).  In the event that such a resale shelf registration statement registering such transfers has, at any time, not been effective for five (5) consecutive Business Days, BAM shall, or shall cause an Affiliate of BAM to, deposit in the Collateral Account an amount of cash or Cash Equivalents equal to the BPY Unit Release Price for all BPY Units held in the Collateral Account (including BPY Units that are issuable upon conversion of for redemption for BPY Unit Convertibles in the Collateral Account) that cease to be Registered BPY Units as a result thereof, within five (5) Business Days. The BPY Units Amounts delivered to any Exchanging Class A Shareholder pursuant to Section 4(a) shall only be comprised of Registered BPY Units transferred under an effective resale shelf registration statement, and no Exchanging Class A Shareholder shall receive any BPY Unit that is not a Registered BPY Unit freely transferable under the U.S. federal securities laws.  The Rights Agent shall have no duty or obligation (and no liability) to determine if any BPY Unit, including BPY Units that are issuable upon conversion of or redemption for BPY Unit Convertibles, or any BPY Unit Convertible held in the Collateral Account or transferred to an Exchanging Class A Shareholder is a Registered BPY Unit freely transferable under the U.S. federal securities laws.

Section 10.                                    Concerning BAM.

(a)                                 BAM agrees that any Class A Shareholder may at any time and from time to time, without notice to or further consent of BAM, extend the time of payment of the Exchange Rights or Secondary Exchange Rights, and may also make any agreement with the Company, BPI, BPY or any other Person, for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in part, or for any modification of the terms thereof or of any agreement between a Class A Shareholder, on the one hand, and the Company, BPI, BPY or any such other Person, on the other hand, it being understood that no such action shall impair, affect, alter or increase BAM’s obligations under this Agreement or affect the validity or enforceability of this Agreement.

(b)         BAM agrees that its obligations hereunder shall in no way be terminated, affected or impaired by reason of (a) the assertion by any Class A Shareholder of any rights or remedies which it may have under or with respect to this Agreement or against any Person obligated hereunder, (b) any Class A Shareholder’s failure to exercise, or delay in exercising, any such right or remedy or any right or remedy such Class A Shareholder may have hereunder, (c) any change in the structure or ownership of the Company, (d) any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Company, BPI, BPY or any other Person, (e) the existence of any claim, set-off or other right that BAM may have at any time against the Company, BPI, BPY or any of their respective Affiliates, whether in connection with the Exchange Right, the Secondary Exchange Rights or otherwise; (f) the validity or enforceability of the Exchange Right; or (g) any other circumstance whatsoever which constitutes, or might be construed to constitute, an equitable or legal discharge of the Company with respect to the Exchange Right, in bankruptcy or any other instance, other than as provided herein.

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(c)          To the fullest extent permitted by applicable law, BAM hereby expressly waives any and all rights or defenses arising by reason of any applicable law which would otherwise require any election of remedies by any Class A Shareholder. BAM waives promptness, diligence, notice of the acceptance of this Agreement and of the Exchange Right, all defenses that may be available by virtue of any valuation, stay, moratorium law or other similar applicable law now or hereafter in effect, any right to require the marshalling of assets of the Company or any other Person, and all suretyship defenses generally. BAM acknowledges that it will receive substantial direct and indirect benefits from the Master Services Agreement and that this Agreement, including specifically the waivers set forth in this Agreement, is knowingly made in contemplation of such benefits and after the advice of counsel.

(d)                                 BAM hereby unconditionally waives any rights that it may now have or hereafter acquire against the Company or its subsidiaries that arise from the existence, payment, performance, or enforcement of BAM’s obligations under or in respect of this Agreement, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification.

(e)                                  BAM hereby represents and warrants that:

(i)                                     the execution, delivery and performance of this Agreement have been duly and validly authorized by all necessary action, and do not contravene any provision of BAM’s organizational documents or any applicable law, order, judgment or contractual restriction binding on BAM or its assets;

(ii)                                  all consents, approvals, authorizations, permits of, filings with and notifications to, any governmental entity necessary for the due execution, delivery and performance of this Agreement by BAM have been obtained or made and all conditions thereof have been duly complied with, and no other action by, and no notice to or filing with, any governmental entity is required in connection with the execution, delivery or performance of this Agreement;

(iii)                               this Agreement constitutes a legal, valid and binding obligation of the BAM enforceable against BAM in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar applicable laws affecting creditors’ rights generally, and (ii) general equitable principles (whether considered in a proceeding in equity or at law); and

(iv)                              as of the date hereof, BAM has the financial capacity to pay and perform its obligations under this Agreement.

Section 11.                                    Rights of Action.

All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent under Section 12 hereof, are vested in the Class A Shareholders; and any Class A Shareholder may, without the consent of the Rights Agent or of any other Class A Shareholder, on such holder’s own behalf and for such holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against BAM to enforce, or otherwise act in

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respect of, such holder’s right to exercise the Secondary Exchange Rights and the Class A Shareholders’ rights under this Agreement, in each case in the manner provided in the Company Charter and in this Agreement.  Without limiting the foregoing or any remedies available to the Class A Shareholders, it is specifically acknowledged that the Class A Shareholders would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Agreement. BAM agrees to pay all expenses, including all reasonable and documented third party costs and out-of-pocket expenses (including reasonable fees of counsel), actually paid or incurred by such Class A Shareholder in enforcing any of such Class A Shareholder’s rights hereunder or otherwise relating to any litigation or other proceeding brought by such Class A Shareholder to enforce such Class A Shareholder’s rights hereunder, if such Class A Shareholder prevails in such litigation or proceeding.

Section 12.                                    Concerning the Rights Agent.

(a)         BAM agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder in accordance with Exhibit C attached hereto and, from time to time, on demand of the Rights Agent, its reasonable and documented out-of-pocket expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder.  BAM also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim or liability in connection therewith.  The indemnification provided for hereunder shall survive the expiration of the Secondary Exchange Rights and the termination of this Agreement.  The costs and expenses of enforcing this right of indemnification shall also be paid by BAM. The Rights Agent shall have no right of set-off against any funds in the Collateral Account with respect to any amounts owed to the Rights Agent by BAM hereunder.

(b)         The Rights Agent may conclusively rely upon and shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document reasonably believed by it, in good faith, to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of legal counsel to the Rights Agent (who may be an employee of the Rights Agent or outside legal counsel for the Rights Agent).  Notwithstanding anything in this Agreement to the contrary, in no event shall the Rights Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage and regardless of the form of the action.

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Section 13.                                    Merger or Consolidation or Change of Name of Rights Agent.

Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the corporate trust business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 15 hereof. The acquisition of substantially all of the Rights Agent’s assets employed in the exercise of corporate trust powers shall be deemed to be a merger or consolidation for purposes of this Section 13.

Section 14.                                    Duties of Rights Agent.

The Rights Agent undertakes the duties and obligations expressly set forth in this Agreement which shall be deemed purely ministerial in nature and no implied duties or obligations shall be read into this Agreement against the Rights Agent.  Under no circumstances will the Rights Agent be deemed to be a fiduciary to BAM, the Company, any Class A Shareholder or any other person under this Agreement.  The Rights Agent will not be responsible or liable for the failure of BAM, the Company, BPY, any transfer agent, any Class A Shareholder or any other person to perform in accordance with this Agreement.  The Rights Agent shall perform those duties and obligations upon the following terms and conditions:

(a)         Before the Rights Agent acts or refrains from acting, it may consult with legal counsel (who may be an employee of the Rights Agent or outside legal counsel for the Rights Agent), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

(b)         Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by an authorized signatory of BAM identified in Exhibit B-2 attached hereto (which exhibit may be updated by BAM from time to time in BAM’s reasonable discretion, provided that such update does not adversely affect any Class A Shareholder or its rights hereunder in any respect) and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

(c)          The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct.  The Rights Agent shall not be liable, directly or indirectly, for any special, indirect or consequential damages or losses of any kind whatsoever (including without limitation lost profits), even if the Rights Agent has been advised of the possibility of such losses or damages and regardless of the form of action.

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(d)         The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Company Charter or be required to verify the same.

(e)          The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent); nor shall it be responsible for any breach by BAM of any covenant or condition contained in this Agreement; nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any BPY Units to be issued pursuant to this Agreement or as to whether any BPY Units will, when so issued, be validly authorized and issued, fully paid and nonassessable.

(f)           BAM agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g)          The Rights Agent is hereby authorized and directed to accept (and shall be entitled to conclusively and exclusively rely upon, without further inquiry) instructions with respect to the performance of its duties hereunder from any Person reasonably believed by the Rights Agent to be one of the authorized signatories of BAM listed on Exhibit B-2 attached hereto (which exhibit may be updated by BAM from time to time in BAM’s reasonable discretion, provided that such update does not adversely affect any Class A Shareholder or its rights hereunder in any respect), and to apply to such Persons for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer.  Without limiting the generality of the foregoing, whenever the Rights Agent is unable to decide between alternative courses of action permitted or required by the terms of this Agreement, or in the event that the Rights Agent is unsure as to the application of any provision of this Agreement or believes any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination or discretion by the Rights Agent or is silent or is incomplete as to the course of action that the Rights Agent is required to take with respect to a particular set of facts, the Rights Agent shall promptly give notice (in such form as shall be appropriate under the circumstances) to BAM requesting instruction as to the course of action to be adopted, and to the extent the Rights Agent acts in good faith in accordance with any written instructions received from BAM the Rights Agent shall not be liable on account of such action to any person.  If the Rights Agent shall not have received appropriate instruction within ten (10) days of such notice (or such shorter period as reasonably may be specified in such notice or as may be necessary under the circumstances) it shall be entitled to take no action and shall give prompt written notice of its decision not to take action to BAM, to the Company, and to any Exchanging Class A Shareholder that may be affected by such decision not to take action.  Any application by the Rights Agent for written instructions from BAM may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent under this Agreement and the date on or after which such action shall be taken or such omission shall be effective.  The Rights Agent shall not be liable for any action taken by, or omission of, the Rights Agent in accordance with a

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proposal included in any such application on or after the date specified in such application unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received, in response to such application, written instructions with respect to the proposed action or omission specifying a different action to be taken or omitted.

(h)         To the extent permitted by applicable law, the Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Class A Shares or other securities of the Company or become pecuniarily interested in any transaction in which BAM or the Company may be interested, or contract with or lend money to BAM or the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement.  Nothing herein shall preclude the Rights Agent from acting in any other capacity for BAM, the Company or for any other Person.

(i)             The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to BAM or the Class A Shareholders resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

(j)            No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability (other than expenses and overhead incurred in the ordinary course by the Rights Agent’s performance under this Agreement) in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(k)         Other than with respect to a Company Notice, Exchanging Class A Shareholder Notice, BAM instruction, or deposit of Class A Shares in the Received Class A Share Account in accordance with Section 4, the Rights Agent shall not be required to take notice or be deemed to have notice of any fact, event or determination under this Agreement unless and until the Rights Agent shall be specifically notified in writing by BAM of such fact, event or determination.

(l)             The Rights Agent shall not be responsible or liable for any failure or delay in the performance of its obligation under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of God; earthquakes; fire; flood; wars; acts of terrorism; civil or military disturbances; sabotage; epidemic; riots; interruptions, loss or malfunctions of utilities, computer (hardware or software) or communications services; accidents; labor disputes; acts of civil or military authority or governmental action; it being understood that the Rights Agent shall use commercially reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as reasonably practicable under the circumstances.

(m)     The Rights Agent may rely upon and shall not be liable for acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder in

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accordance with the terms of this Agreement and reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties. The Rights Agent shall be under no duty to inquire into or investigate the validity, accuracy or content of any such document.

(n)         Unless subject to reimbursement by BAM pursuant to Section 12(a) or reasonably necessary in order for the Rights Agent to perform its express obligations hereunder in accordance herewith, notwithstanding anything contained herein or elsewhere to the contrary, the Rights Agent shall not be required to take any action in any jurisdiction other than in the State of Delaware if the taking of such action will (x) require the Rights Agent in its individual capacity to obtain the consent, approval, authorization or order of or the giving of notice to, or the registration with, or taking of any action in respect of, any state or other governmental authority or agency other than the State of Delaware; (y) result in any fee, tax or other governmental charge under the laws of any jurisdiction other than the State of Delaware becoming payable by the Rights Agent in its individual capacity, or (z) subject the Rights Agent in its individual capacity to personal jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by the Rights Agent contemplated hereby.

(o)         The right of the Rights Agent to perform any discretionary act (if any) enumerated in this Agreement shall not be construed as a duty.

Section 15.                                    Change of Rights Agent.

The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days’ notice in writing mailed to BAM and the Company and to each transfer agent of the Class A Shares and the BPY Units by registered or certified mail.  BAM may remove the Rights Agent or any successor Rights Agent upon 30 days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Class A Shares and the BPY Units by registered or certified mail.  If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, BAM shall appoint a successor to the Rights Agent.  If BAM shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by a Class A Shareholder, then any Class A Shareholder may apply to any court of competent jurisdiction for the appointment of a new Rights Agent.  Any successor Rights Agent, whether appointed by BAM or by such a court, shall be a corporation organized and doing business under the laws of the United States or of any state of the United States, in good standing, which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $100 million.  After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, including, without limitation, the Collateral Account, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose.  Not later than the effective date of any such appointment BAM shall file notice thereof in writing with the predecessor

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Rights Agent, the Company, and each transfer agent of the Class A Shares and the BPY Units.  Failure to give any notice provided for in this Section 15, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 16.                                    Notices.

Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by any Exchanging Class A Shareholder, other Class A Shareholder, or other holder of a Secondary Exchange Right, to or on BAM shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

Brookfield Asset Management Inc.

Brookfield Place, Suite 300

181 Bay Street, P.O. Box 762

Toronto, Ontario, Canada M5J 2T3

Attention:  Chief Legal Officer

Subject to the provisions of Section 15 hereof, any notice or demand authorized by this Agreement to be given or made by BAM or by any Exchanging Class A Shareholder, other Class A Shareholder, or other holder of a Secondary Exchange Right to or on the Rights Agent shall be sufficiently given or made if sent by registered or certified mail and shall be deemed given upon receipt and, addressed (until another address is filed in writing with BAM) as follows:

Wilmington Trust, National Association

Attn:  Robert L. Reynolds

246 Goose Lane, Suite 105

Guilford, CT 06437

Phone:  (203) 453-1318

Fax:  (203) 453-1183

Email: rlreynolds@wilmingtontrust.com

With a copy to the following Email address:  restructuring@wilmingtontrust.com

Notices or demands authorized by this Agreement to be given or made by BAM or the Rights Agent to any Class A Shareholder shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company or the transfer agent for the Class A Shares.

Section 17.                                    Supplements and Amendments.

BAM may from time to time, and the Rights Agent shall, if BAM so directs, supplement or amend this Agreement without the approval of any Class A Shareholder in order

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to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, to make modifications necessary to reflect changes in applicable law, including, without limitation, tax law, or to make any other change, in each case, provided that such change, amendment, modification or supplementation does not adversely affect any Class A Shareholder or its rights hereunder in any respect.  Except as set forth in the immediately preceding sentence or as otherwise contemplated by Section  4(a)(i) or Section 14(b) with respect to updates to Exhibits B-1 and B-2, any amendment or modification to this Agreement shall require (a) pursuant to a consent request duly conducted by, and at the expense of, BAM or (b) at a duly called annual or special meeting of the Company’s stockholders, (i) prior to the second (2nd) anniversary of the date of the first issuance of Class A Stock, the affirmative consent or vote, as applicable, of holders of at least two-thirds of the outstanding shares of Class A Stock not held by BAM, BPY or their controlled Affiliates, voting as a class, and the approval of a majority of the independent directors (within the meaning of the listing standards of the securities exchange on which the Company’s securities may then be listed) of the Company and (ii) from and after the second (2nd) anniversary of the date of the first issuance of Class A Stock, either (x) the affirmative consent or vote, as applicable, of holders of a majority of the outstanding shares of Class A Stock not held by BAM, BPY or their controlled Affiliates, voting as a class, and the approval of a majority of the independent directors (within the meaning of the listing standards of the securities exchange on which the Company’s securities may then be listed) of the Company or (y) the affirmative consent or vote, as applicable, of holders of at least two-thirds of the outstanding shares of Class A Stock not held by BAM, BPY or their controlled Affiliates, voting as a class.  Any supplement or amendment authorized by this Section 17 shall be evidenced by a writing signed by BAM and the Rights Agent.  Notwithstanding anything in this Agreement to the contrary, no supplement or amendment that changes the rights and duties of the Rights Agent under this Agreement will be effective against the Rights Agent without the execution of such supplement or amendment by the Rights Agent. In executing any amendment or supplement contemplated hereby, the Rights Agent shall be provided with, and shall be entitled to conclusively and exclusively rely upon, an opinion of counsel (which may be counsel to BAM) stating that the execution of such amendment or supplement is authorized or permitted by this Agreement and all conditions precedent to the execution and delivery thereof have been duly satisfied or waived.

Section 18.                                    Successors.

All the covenants and provisions of this Agreement by or for the benefit of BAM or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 19.                                    Benefits of this Agreement.

Nothing in this Agreement shall be construed to give to any Person other than BAM, the Rights Agent and the Class A Shareholders any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of BAM, the Rights Agent and the Class A Shareholders.

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Section 20.                                    Severability.

If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. If any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

Section 21.                                    Governing Law; Forum Selection.

This Agreement and the Secondary Exchange Rights issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State. Each party to this Agreement irrevocably and unconditionally agrees to be, and all the rights governed by this Agreement, including the rights of the Class A Shareholders in accordance with Section 11 shall be, subject to the exclusive jurisdiction of the state courts sitting in the City of Wilmington in the State of Delaware and of the United States of America located in the District of the State of Delaware for any actions, suits or proceedings arising out of, or relating to, this Agreement.  No action, suit or proceeding relating thereto shall be commenced in any other court.  Service of any process, summons, notice or document if delivered or made pursuant to Section 16 shall be effective service of process for any action, suit or proceeding.  Each party to this Agreement hereby irrevocably and unconditionally waives any objection which it may now or hereafter have to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in the aforementioned courts and hereby further irrevocably and unconditionally waives all claims, and agrees not to plead or claim in any such court, that any action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

Section 22.                                    Counterparts.

This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

Section 23.                                    Descriptive Headings.

The table of contents and descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

Section 24.                                    Administration; Termination.

This Agreement shall terminate on the earliest to occur of (i) the termination of the Merger Agreement in accordance with its terms without the Pre-Closing Dividend having been paid in accordance therewith, (ii) the first Business Day after the payment of the Pre-Closing Dividend where there shall be no Class A Shares outstanding, other than Class A Shares

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owned by BAM or its Affiliates, (iii) (a) pursuant to a consent request duly conducted by, and at the expense of, BAM or (b) at a duly called annual or special meeting of the Company’s stockholders, (x) prior to the second (2nd) anniversary of the date of the first issuance of Class A Stock, the affirmative consent or vote, as applicable, of holders of at least two-thirds of the outstanding shares of Class A Stock not held by BAM, BPY or their controlled Affiliates, voting as a class, and the approval of a majority of the independent directors (within the meaning of the listing standards of the securities exchange on which the Company’s securities may then be listed) of the Company and (y) from and after the second (2nd) anniversary of the date of the first issuance of Class A Stock, either (I) the affirmative consent or vote, as applicable, of holders of a majority of the outstanding shares of Class A Stock not held by BAM, BPY or their controlled Affiliates, voting as a class, and the approval of a majority of the independent directors (within the meaning of the listing standards of the securities exchange on which the Company’s securities may then be listed) of the Company or (II) the affirmative consent or vote, as applicable, of holders of at least two-thirds of the outstanding shares of Class A Stock not held by BAM, BPY or their controlled Affiliates, voting as a class, and (iv) the Final Expiration Date; provided that the Final Expiration Date may be extended with the mutual consent of BAM and a majority of the independent members of the Company’s board of directors (upon written notice delivered by BAM to the Rights Agent certifying to that effect).  BAM shall provide the Rights Agent with written notice of the termination of this Agreement.

Section 25.                                    No Waiver; Cumulative Rights.

No failure on the part of any Class A Shareholder to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by any Class A Shareholder of any right, remedy or power hereunder preclude any other or future exercise of any right, remedy or power hereunder by such Class A Shareholder or any other Class A Shareholder. Each and every right, remedy and power hereby granted to the Class A Shareholders shall be cumulative and not exclusive of any other right, remedy or power, and may be exercised by any Class A Shareholder at any time or from time to time.

Section 26.                                    Fractional Units.

Class A Shareholders holding a number of Subject Class A Shares which would entitle such holders to receive less than one whole BPY Unit pursuant to this Agreement shall receive cash in lieu of fractional units. Fractional BPY Units shall not be distributed to Class A Shareholders or credited to book-entry accounts. With respect to any delivery of BPY Units to a Class A Shareholder under this Agreement, BAM shall promptly instruct the transfer agent for the BPY Units to, as soon as practicable, (a) determine the number of whole BPY Units and fractional BPY Units allocable to each holder of record or beneficial owner of Class A Shares entitled to receive BPY Units at such time, (b) aggregate all such fractional units into whole BPY Units and sell the whole BPY Units obtained thereby in open market transactions, in each case, at then-prevailing trading prices on behalf of holders who would otherwise be entitled to fractional BPY Units, and (c) distribute to each such holder, or for the benefit of each such beneficial owner, such holder or owner’s ratable share of the net proceeds of such sale, based upon the average gross selling price per BPY Unit after making appropriate deductions for any

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amount required to be withheld for tax purposes and any brokerage fees incurred in connection with these sales of fractional BPY Units. Neither BAM nor the Rights Agent will guarantee any minimum sale price for the fractional BPY Units. Neither BAM nor the Rights Agent will pay any interest on the proceeds from the sale of fractional BPY Units. The transfer agent of the  BPY Units acting on behalf of the applicable party will have the sole discretion to select the broker-dealers through which to sell the aggregated fractional BPY Units and to determine when, how and at what price to sell such units, provided that neither the transfer agent nor the broker-dealers through which the aggregated fractional BPY Units are sold shall be Affiliates of BAM.

Section 27.                                    Book Entry.

Reference in this Agreement to certificates for Class A Shares or BPY Units shall include, in the case of uncertificated shares or units, the balances indicated in the book-entry account system of the transfer agent for the Class A Shares or BPY Units, as applicable.  Any legend required to be placed on any certificates for Class A Shares or BPY Units may instead be included on any book-entry confirmation or notification to the registered holder of such Class A Shares or BPY Units.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective duly authorized officers as of the day and year first above written.

Brookfield Asset Management Inc.

By:	/s/ Justin Beber
Name:	Justin Beber
Title:	Senior Managing Partner

[Signature Page to Rights Agreement]

Wilmington Trust, National Association
as Rights Agent

By:	/s/ Robert L. Reynolds
Name:	Robert L. Reynolds
Title:	Vice President

[Signature Page to Rights Agreement]

EXHIBIT A

Form of Company Charter

THIRD AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

GGP INC.

The present name of the Corporation is GGP Inc.  The Corporation was incorporated under the name “New GGP, Inc.” by the filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware on July 1, 2010, which Certificate of Incorporation was amended and restated, and the name of the Corporation was changed to General Growth Properties, Inc., in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware (the “DGCL”), by the filing of an Amended and Restated Certificate with the Secretary of State of the State of Delaware on November 9, 2010.  The Amended and Restated Certificate of Incorporation of the Corporation was further amended by a Certificate of Amendment filed January 17, 2017 to change the name of the Corporation to GGP Inc., effective January 27, 2017. The Amended and Restated Certificate of Incorporation of the Corporation was amended and restated by the Second Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on May 17, 2017.

In accordance with Sections 242 and 245 of the DGCL, the Second Amended and Restated Certificate of Incorporation of the Corporation is hereby amended and restated to read in its entirety as follows:

ARTICLE I

The name of the corporation (which is referred to herein as the “Corporation”) shall be GGP Inc.

ARTICLE II

The address of the Corporation’s registered office in the State of Delaware is 251 Little Falls Drive, Wilmington, Delaware 19808, County of New Castle.  The name of the Corporation’s registered agent at such address is Corporation Service Company.  The Corporation may have such other offices, either within or without the State of Delaware, as the Board of Directors may designate or as the business of the Corporation may from time to time require.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

ARTICLE IV

A.            Definitions.  The following definitions shall for all purposes, unless otherwise clearly indicated to the contrary, apply to the terms used in this Third Amended and Restated Certificate of Incorporation, as it may be amended from time to time in accordance herewith (the “Certificate of Incorporation”).

“Average Market Capitalization” shall mean, for any period of time, the arithmetic mean of the Market Capitalizations for such period.

“BAM” shall mean Brookfield Asset Management Inc., a corporation organized pursuant to articles of amalgamation under the Business Corporations Act (Ontario) dated January 1, 2005, and shall be deemed to refer to all successors, including, without limitation, by operation of law.

“Beneficial Ownership” shall mean ownership of shares of Capital Stock by a Person, whether the interest in such shares is held directly or indirectly (including by a nominee), and shall include shares of Capital Stock that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code.  The terms “Beneficial Owner,” “Beneficially Owns,” “Beneficially Own,” and “Beneficially Owned” shall have correlative meanings.

“Beneficiary” shall mean, with respect to any Trust, one or more organizations described in each of Section 501(c)(3), Section 170(b)(1)(A) (other than clauses (vii) or (viii) thereof) and Section 170(c)(2) of the Code that are named by the Corporation as the beneficiary or beneficiaries of such Trust, in accordance with the provisions of subsection G(1) of Article XIV.

“Board of Directors” shall mean the Board of Directors of the Corporation.

“BPI” shall mean Brookfield Properties, Inc., a Delaware corporation, and shall be deemed to refer to all successors, including, without limitation, by operation of law.

“BPY” shall mean Brookfield Property Partners L.P., a Bermuda limited partnership, and shall be deemed to refer to all successors, including, without limitation, by operation of law.

“BPY Distributed Right” shall have the meaning as provided in clause (2) of the definition of “Conversion Factor” below.

“BPY GP” shall mean Brookfield Property Partners Limited, an exempted company existing under the laws of Bermuda.

“BPY Liquidation Event” shall have the meaning as provided in subsection C(4)(a) of Article IV.

“BPY Reference Property” shall have the meaning as provided in subsection C(3)(h) of Article IV.

“BPY Specified Event” shall have the meaning as provided in subsection C(3)(h) of

Article IV.

“BPY Unit” shall mean a limited partnership interest in BPY representing a fractional part of all the limited partner interests in BPY, which is designated as a “Unit”, and shall include any limited partnership interest or other equity interest of BPY or any successor to BPY into which such BPY Unit is converted or for which such Unit is exchanged.

“BPY Unit of Reference Property” shall have the meaning as provided in subsection C(3)(h) of Article IV.

“BPY Unit Value” shall mean, with respect to a BPY Unit on a particular date, the market price of a BPY Unit on such date or, if such date is not a Trading Day, the most recent Trading Day.  The market price for each such Trading Day shall be: (i) (A) if the BPY Units are listed on a U.S. National Securities Exchange, the closing price per BPY Unit (or, if no closing price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and average ask prices) on such day as reported in composite transactions for such National Securities Exchange or (B) if the BPY Units are listed on a non-U.S. National Securities Exchange, the U.S. dollar equivalent (calculated as of the Close of Business of such date) of the closing price per BPY Unit (or, if no closing price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and average ask prices) on such day as reported in composite transactions for such National Securities Exchange; (ii) if the BPY Units are not listed or admitted to trading on any National Securities Exchange, the last quoted bid price on such day in the over-the-counter market on such day as reported by OTC Markets Group Inc. or a similar organization; (iii) if the BPY Units are not so quoted, the average of the mid-point of the last bid and ask prices on such day from each of at least three nationally recognized independent investment banking firms selected by the Corporation for such purpose or (iv) if none of the conditions set forth in clauses (i), (ii) or (iii) is met, then the amount that a holder of one BPY Unit would receive if each of the assets of BPY were sold for its fair market value on such date, BPY were to pay all of its outstanding liabilities and the remaining proceeds were to be distributed to its partners in accordance with the terms of its partnership agreement.

“BPY Units Amount” shall mean, with respect to Tendered Class A Shares, a number of BPY Units equal to the product of (a) the number of Tendered Class A Shares multiplied by (b) the Conversion Factor in effect on the Valuation Date with respect to such Tendered Class A Shares.

“Business Day” shall mean any day except a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close.

“Bylaws” shall mean the Bylaws of the Corporation, as amended from time to time in accordance with the terms of this Certificate of Incorporation and the Bylaws.

“Capital Stock” shall mean the Class A Stock, Class B Stock, Class C Stock, the Common Stock and the Preferred Stock.

“Cash Amount” shall mean with respect to Tendered Class A Shares, an amount in cash equal to the product of (a) the BPY Units Amount as of the Specified Exchange Date multiplied by (b) the BPY Unit Value as of the Valuation Date with respect to such Tendered Class A Shares.

“Certificate of Incorporation” shall have the meaning as provided in Section A of Article IV.

“Class A Distributed Right” shall have the meaning as provided in the definition of “Conversion Factor” below.

“Class A Dividend” shall have the meaning as provided in subsection C(1)(a) of Article IV.

“Class A Share” shall mean a share of Class A Stock.

“Class A Shareholder” shall have the meaning as provided in subsection C(3)(a) of Article IV.

“Class A Stock” shall have the meaning as provided in Section B of Article IV.

“Class A Stock Value” shall mean, with respect to a Class A Share on a particular date, the market price of a Class A Share on such date, or, if such date is not a Trading Day, the most recent Trading Day. The market price for each such Trading Day shall be: (i)  (A) if the Class A Shares are listed on a U.S. National Securities Exchange, the closing price per Class A Share (or, if no closing price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and average ask prices) on such day as reported in composite transactions for such National Securities Exchange or (B) if the Class A Shares are listed on a non-U.S. National Securities Exchange, the U.S. dollar equivalent (calculated as of the Close of Business of such date) of the closing price per Class A Share (or, if no closing price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and average ask prices) on such day as reported in composite transactions for such National Securities Exchange; (ii) if the Class A Shares are not listed or admitted to trading on any National Securities Exchange, the last quoted bid price on such day in the over-the-counter market on such day as reported by OTC Markets Group Inc. or a similar organization; (iii) if the Class A Shares are not so quoted, the average of the mid-point of the last bid and ask prices on such day from each of at least three nationally recognized independent investment banking firms selected by the Corporation for such purpose or (iv) if none of the conditions set forth in clauses (i), (ii), or (iii) is met then the amount that a holder of one Class A Share would receive if each of the assets of the Corporation were sold for its fair market value on such date, the Corporation were to pay all of its outstanding liabilities and the remaining proceeds were to be distributed to its stockholders in accordance with the terms of this Certificate of Incorporation.

“Class B Liquidation Amount” shall have the meaning as provided in subsection C(1)(b) of Article IV.

“Class B Stock” shall have the meaning as provided in Section B of Article IV.

“Class C Stock” shall have the meaning as provided in Section B of Article IV.

“Close of Business” shall mean 5:00 p.m., New York City time.

“Code” shall mean the Internal Revenue Code of 1986, as amended, or any successor statute.

“Commission” shall mean the United States Securities and Exchange Commission.

“Common Stock” shall have the meaning as provided in Section B of Article IV.

“Constructive Ownership” shall mean ownership of shares of Capital Stock by a Person whether the interest in such shares is held directly or indirectly (including through a nominee), and shall include shares of Capital Stock that would be treated as owned through the application of Section 318 of the Code, as modified by Section 856(d)(5) of the Code.  The terms “Constructive Owner,” “Constructively Owns,” “Constructively Own,” and “Constructively Owned” shall have correlative meanings.

“Constructive Ownership Limit” shall mean 9.9% of the number or value, whichever is more restrictive, of the outstanding shares of Capital Stock, as may be adjusted pursuant to subsection H of Article XIV.

“Conversion Factor” shall mean 1.0; provided that in the event that:

(1)         BPY (a) declares or pays a dividend or a distribution on its outstanding BPY Units wholly or partly in BPY Units or makes a distribution to all or substantially all holders of its outstanding BPY Units wholly or partly in BPY Units; (b) splits or subdivides its outstanding BPY Units or (c) effects a reverse unit split or otherwise combines or reclassifies its outstanding BPY Units into a smaller number of BPY Units, then the Conversion Factor shall be adjusted by multiplying the Conversion Factor in effect immediately prior to the Open of Business on the Record Date by a fraction, (x) the numerator of which shall be the number of BPY Units issued and outstanding as of the Close of Business on the Record Date for such dividend, distribution or Effective Date for such split, subdivision, reverse split, combination, or reclassification as applicable (assuming for such purpose that such dividend, distribution, split, subdivision, reverse split, combination or reclassification has occurred as of such time), and (y) the denominator of which shall be the actual number of BPY Units (determined without the above assumption) issued and outstanding as of the Close of Business on the Record Date or Effective Date, as applicable, for such distribution, split, subdivision, reverse split, combination or reclassification.

Any adjustment under this clause (1) shall become effective immediately after the Open of Business on the Record Date for such dividend or distribution, or immediately after the Open of Business on the Effective Date for such split, subdivision, reverse split, combination or reclassification, as applicable.  If such dividend or distribution of the type described in this clause (1) is declared but not so paid or made and will not be so paid or made, the Conversion Factor shall be immediately readjusted, effective as of the date the BPY GP determines not to pay such dividend or distribution, to the Conversion Factor that would be in effect if such dividend or distribution had not been declared.

(2)         BPY distributes any rights, options or warrants to all or substantially all holders of its BPY Units to convert into, exchange for or subscribe for or to purchase or to otherwise acquire BPY Units (or other securities or rights convertible into, exchangeable for or exercisable for BPY Units), whether or not any such right, option or warrant is immediately exercisable at a price per unit that is less than the average of the BPY Unit Value of a BPY Unit for the ten (10) consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement of such issuance (each a “BPY Distributed Right”), then, as of the Record Date of such BPY Distributed Rights or, if later, the time such BPY Distributed Rights become exercisable, the Conversion Factor shall be adjusted by multiplying the Conversion Factor in effect immediately prior to the Open of Business on the Record Date by a fraction (a) the numerator of which shall be the number of BPY Units issued and outstanding as of the Close of Business on the Record Date (or, if later, the date such BPY Distributed Rights become exercisable) plus the maximum number of BPY Units deliverable or purchasable under such BPY Distributed Rights and (b) the denominator of which shall be the number of BPY Units issued and outstanding as of the Close of Business on the Record Date plus a fraction (x) the numerator of which is the minimum aggregate purchase price under such BPY Distributed Rights of the maximum number of BPY Units purchasable under such BPY Distributed Rights and (y) the denominator of which is the average of the BPY Unit Value of a BPY Unit for the ten (10) consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement of such issuance (or, if later, the date such BPY Distributed Rights become exercisable); provided, however, that, if any such BPY Distributed Rights expire or become no longer exercisable, then the Conversion Factor shall be adjusted, effective retroactive to the Record Date of the BPY Distributed Rights, to reflect a reduced maximum number of BPY Units or any change in the minimum aggregate purchase price for the purposes of the above fraction.

Any adjustment under this clause (2) will be made successively whenever such rights, options or warrants are issued and shall become effective immediately after the Open of Business on the Record Date for such issuance. To the extent that the BPY Units are not delivered and will not be delivered after the exercise of such rights, options or warrants, the Conversion Factor shall be decreased to the Conversion Factor that would then be in effect had the increase with respect to the issuance of such rights, options or warrants been made on the basis of delivery of only the number of BPY Units actually delivered.  If such rights, options or warrants are not so issued, the Conversion Factor shall be decreased, effective as of the date the BPY GP determines not to issue such rights, options or warrants, to the Conversion Factor that would then be in effect if such Record Date for such issuance had not occurred.

In determining whether any rights, options or warrants entitle holders of BPY Units to subscribe for or to purchase or to otherwise acquire BPY Units (or other securities or rights convertible into, exchangeable for or exercisable for BPY Units) at a price per unit that is less than the average of the BPY Unit Value of a BPY Unit for the ten (10) consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement of such issuance, and in determining the minimum aggregate purchase price under such BPY Distributed Rights, there shall be taken into account any consideration received by BPY for such rights, options or warrants and any amount payable on exercise or conversion thereof, the value of such consideration, if other than cash, to be determined by the BPY GP.

(3)           (A) BPY shall, by dividend or otherwise, distribute to all or substantially all holders of BPY Units evidences of its indebtedness or assets (including securities, but excluding all dividends and distributions paid exclusively in cash, dividends and distributions referred to in subsection (1) or (2) above or any Spin-off referred to in clause 3(B) below) or rights, options or warrants to convert into, exchange for or subscribe for or to purchase or to otherwise acquire such securities, then the Conversion Factor shall be adjusted to equal the amount determined by multiplying the Conversion Factor in effect immediately prior to the Open of Business on the Record Date by a fraction (a) the numerator of which shall be the average of the BPY Unit Value of a BPY Unit over the ten (10) consecutive Trading Day period ending on, and including, the Trading Day immediately prior to the Record Date and (b) the denominator of which shall be the average of the BPY Unit Value of a BPY Unit over the ten (10) consecutive Trading Day period ending on, and including, the Trading Day immediately prior to the Record Date less the fair market value on the Record Date (as determined by the BPY GP) of the portion of the evidences of indebtedness or assets, rights, options or warrants so distributed applicable to one BPY Unit.

Any adjustment made under this clause (3)(A) will become effective immediately after the Open of Business on the Record Date for such distribution. If such distribution is not paid or made, the Conversion Factor shall be decreased, effective as of the date the BPY GP determines not to pay or make such distribution, to be the Conversion Factor that would then be in effect if such distribution had not been declared.

Notwithstanding the foregoing, if the fair market value (as determined by the BPY GP) of the portion of the evidences of indebtedness or assets, rights, options or warrants distributable to one BPY Unit is equal to or greater than the average BPY Unit Value referenced above in this clause (3)(A), in lieu of the foregoing adjustment, each Class A Shareholder shall receive from the Corporation, in respect of each share of Class A Stock, a distribution of cash payable out of the funds legally available therefor (at the same time as holders of the BPY Units), that in the determination of the Corporation, is comparable as a whole in all material respects with the amount of BPY indebtedness or assets or rights, options or warrants to convert into, exchange for or subscribe for or to purchase or to otherwise acquire such securities that such holder would have received if such holder owned a number of BPY Units equal to the Conversion Factor in effect on the Record Date.

(B) With respect to an adjustment pursuant to this clause (3) where there has been a Spin-off relating to BPY, the Conversion Factor shall be adjusted to equal the amount determined by multiplying the Conversion Factor in effect immediately prior to the Open of Business on the Record Date by a fraction (a) the numerator of which shall be the average of the Last Reported Sale Prices of the capital stock or similar equity interest distributed to BPY Unit holders over the Valuation Period plus the average of the BPY Unit Value of a BPY Unit over the Valuation Period and (b) the denominator of which shall be the average of the BPY Unit Value of a BPY Unit over the Valuation Period; provided that, if the Corporation elects to pay cash in lieu of making an adjustment to the Conversion Factor provided by this clause 3(B), the Corporation shall be required to pay and the Class A Shareholders shall be entitled to receive, cash to the Class A Shareholders on the third (3rd) Business Day immediately following the last Trading Day of the Valuation Period in an amount calculated by multiplying the BPY Unit Value on the Record Date by the amount of the incremental increase in the Conversion Factor.

Any adjustment pursuant to this clause (3)(B) will be made immediately after the Close of Business on the last Trading Day of the Valuation Period, but will be given effect as of the Open of Business on the Record Date for such Spin-off.  Notwithstanding the foregoing, in respect of any exchange during the Valuation Period, references above to “ten (10) consecutive Trading Days” shall be deemed to be replaced with such lesser number of Trading Days as have elapsed between the Record Date of such Spin-off and the Trading Day immediately preceding the Specified Exchange Date in determining the Conversion Factor.  If any such Spin-off does not occur, the Conversion Factor shall be decreased, effective as of the date the BPY GP determines not to proceed with the Spin-off, to be the Conversion Factor that would then be in effect if such Spin-off had not been pursued.

(4)           BPY pays any cash dividend or distribution to all or substantially all holders of BPY Units in excess of any cash dividend or distribution the Corporation pays to all or substantially all Class A Shareholders during any calendar quarter, then the Conversion Factor shall be adjusted by multiplying the Conversion Factor in effect immediately prior to the Open of Business on the Record Date by a fraction (a) the numerator of which is the BPY Unit Value of a BPY Unit on the Trading Day immediately preceding the Record Date and (b) the denominator of which is the BPY Unit Value of a BPY Unit on the Trading Day immediately preceding the Record Date less the Excess Cash for such quarter; provided, however, if and when the Class A Shareholders receive the full amount of the Class A Dividend for the current quarter and all prior periods, then the Conversion Factor shall be decreased to the Conversion Factor that would have been in effect had no Excess Cash been paid.

Any adjustment under this clause (4) shall become effective immediately after the Open of Business on the Record Date for such dividend or distribution. If no such excess is or will be actually paid to holders of BPY Units, the Conversion Factor shall be decreased, effective as of the date the BPY GP determines not to make or pay such dividend or distribution, to be the Conversion Factor that would then be in effect if such dividend or distribution had not been declared.

Notwithstanding the foregoing, if the Excess Cash is equal to or greater than the BPY Unit Value of a BPY Unit on the Trading Day immediately preceding the Record Date, in lieu of the foregoing adjustment, each Class A Shareholder shall receive from the Corporation out of funds legally available therefor, in respect of each share of Class A Stock, at the same time and upon the same terms as holders of the BPY Units, the Excess Cash that such holder would have received if such holder owned a number of BPY Units equal to the Conversion Factor on the Record Date.

(5)         BPY or one of its subsidiaries shall make a payment in respect of a tender or exchange offer for the BPY Units, to the extent that the cash and value of any other consideration included in the payment per BPY Unit exceeds the average of the BPY Unit Value over the ten (10) consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the last date on which tenders or exchanges may be made pursuant to such tender or exchange offer (the “Expiration Date”), then the Conversion Factor shall be adjusted to equal the amount determined by multiplying the Conversion Factor in effect immediately prior to the Open of Business on the Trading Day next succeeding the Expiration Date by a fraction (a) the numerator of which shall be the aggregate value of all cash and any other consideration (as determined by the Corporation) paid or payable for BPY Units purchased or exchanged in such tender or exchange offer plus the average of the BPY Unit Value over the ten (10) consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the Expiration Date multiplied by the number of BPY Units issued and outstanding immediately after the Expiration Date (after giving effect to the purchase of all BPY Units accepted for purchase or exchange in such tender or exchange offer, without duplication), and (b) the denominator of which is the number of BPY Units issued and outstanding immediately prior to the Expiration Date (before giving effect to the purchase of the BPY Units accepted for purchase or exchange in such tender or exchange offer) multiplied by the average of the BPY Unit Value over the ten (10) consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the Expiration Date.

Any adjustment under this clause (5) will be made at the Close of Business on the tenth (10th) Trading Day immediately following, and including, the Trading Day next succeeding the Expiration Date and shall be given effect as of the Open of Business on the day next succeeding the Expiration Date.

Notwithstanding the foregoing, in respect of any exchange during the Valuation Period, references above to “ten (10) consecutive Trading Days” shall be deemed to be replaced with such lesser number of Trading Days as have elapsed between the Expiration Date and the Trading Day immediately preceding the Specified Exchange Date in determining the Conversion Factor.

(6)         the Corporation (a) declares or pays a dividend on its outstanding Class A Stock wholly or partly in Class A Shares or makes a distribution to all or substantially all holders of its outstanding Class A Shares wholly or partly in Class A Shares; (b) splits or subdivides its outstanding Class A Shares or (c) effects a reverse stock split or otherwise combines or reclassifies its outstanding Class A Shares into a smaller number of Class A Shares, then the Conversion Factor shall be adjusted by multiplying the Conversion Factor in effect prior to the Open of Business on the Record Date by a fraction, (x) the numerator of which shall be the actual number of Class A Shares issued and outstanding immediately prior to the Open of Business on the Record Date for such dividend or distribution or Effective Date for such split, subdivision, reverse split combination or reclassification, as applicable, without taking into account such dividend, distribution, split subdivision, reverse split combination or reclassification, and (y) the denominator of which shall be the number of Class A Shares issued and outstanding immediately after the Open of Business on the Record Date or Effective Date, as applicable, for such dividend, distribution, split, subdivision, reverse split combination or reclassification (assuming for such purpose that such dividend, distribution, split, subdivision, reverse split combination or reclassification has occurred as of such time).

Any adjustment under this clause (6) shall become effective immediately after the Open of Business on the Record Date for such dividend or distribution, or immediately after the Open of Business on the Effective Date for such share split, subdivision, combination or reclassification, as applicable.  If such dividend or distribution of the type described in this clause (6) is declared but not so paid or made and will not be so paid or made, the Conversion Factor shall be immediately readjusted, effective as of the date the Board of Directors of the Corporation determines not to pay such dividend or distribution, to the Conversion Factor that would be in effect if such dividend or distribution had not been declared;

(7)           the Corporation distributes any rights, options or warrants to all or substantially all holders of its Class A Stock to subscribe for or to purchase or to otherwise acquire Class A Shares (or other securities or rights convertible into, exchangeable for or exercisable for Class A Shares) at a price per share that is less than the average of the Class A Stock Value of a Class A Share for the ten (10) consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement of such issuance (each a “Class A Distributed Right”), then, as of the Record Date of such Class A Distributed Rights or, if later, the time such Class A Distributed Rights become exercisable, the Conversion Factor shall be adjusted by multiplying the Conversion Factor in effect immediately prior to the Open of Business on the Record Date by a fraction (a) the numerator of which shall be the number of Class A Shares issued and outstanding as of the Close of Business on the Record Date plus a fraction (x) the numerator of which is the minimum aggregate purchase price under such Class A Distributed Rights of the maximum number of Class A Shares deliverable or purchasable under such Class A Distributed Rights and (y) the denominator of which is the average of the Class A Stock Value of a Class A Share for the ten (10) consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement of such issuance (or, if later, the date such Class A Distributed Rights become exercisable) and (b) the denominator of which shall be the number of Class A Shares issued and outstanding as of the Close of Business on the Record Date (or, if later, the date such Class A Distributed Rights become exercisable) plus the maximum number of shares Class A Stock purchasable under such Class A Distributed Rights; provided, however, that, if any such Class A Distributed Rights expire or become no longer exercisable, then the Conversion Factor shall be adjusted, effective retroactive to the Record Date of the Class A Distributed Rights, to reflect a reduced maximum number of Class A Shares or any change in the minimum aggregate purchase price for the purposes of the above fraction.

Any adjustment under this clause (7) will be successively made whenever such rights, options or warrants are issued and shall become effective immediately after the Open of Business on the Record Date for such issuance. To the extent that the Class A Stock is not and will not be delivered after the exercise of such rights, options or warrants, the Conversion Factor shall be increased to the Conversion Factor that would then be in effect had the increase with respect to the issuance of such rights, options or warrants been made on the basis of delivery of only the number of shares of Class A Stock actually delivered.  If such rights, options or warrants are not and will not be so issued, the Conversion Factor shall be increased, effective as of the date the Board of Directors of the Corporation determines not to issue such rights, options or warrants, to the Conversion Factor that would then be in effect if such Record Date for such issuance had not occurred.

In determining whether any rights, options or warrants entitle Class A Shareholders to subscribe for or to purchase or to otherwise acquire Class A Stock (or other securities or rights convertible into, exchangeable for or exercisable for Class A Stock) at a price per share that is less than the average of the Class A Stock Value of a share of Class A Stock for the ten (10) consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement of such issuance, and in determining the minimum aggregate purchase price of such shares of Class A Stock, there shall be taken into account any consideration received by the Corporation for such rights, options or warrants and any amount payable on exercise or conversion thereof, the value of such consideration, if other than cash, to be determined by the Board of Directors; and

Any adjustment to the Conversion Factor shall be calculated up to four (4) decimal places. Within ten (10) Business Days of the effectiveness of any adjustment or readjustment of the Conversion Factor, the Corporation shall make a public announcement of such adjustment or readjustment.

Notwithstanding the foregoing, the Conversion Factor shall not be adjusted in connection with (a) an event described in clauses (1) through (5) above if, in connection with such event, the Corporation makes a distribution of cash, Class A Stock, BPY Units and/or rights, options or warrants to acquire Class A Stock and/or BPY Units with respect to all applicable Class A Stock or effects a reverse split of, or otherwise combines or makes an offer for, the Class A Stock, as applicable, that, in the determination of the Corporation, is comparable as a whole in all material respects with such event or (b) an event described in clauses (6) through (7) above if, in connection with such event, BPY makes a distribution of cash, Class A Stock, BPY Units and/or rights, options or warrants to acquire Class A Stock and/or BPY Units with respect to all applicable BPY Units or effects a reverse split of, or otherwise combines or makes an offer for, the BPY Units, as applicable, that, in the determination of the Corporation, is comparable as a whole in all material respects with such event.

“Corporation” shall have the meaning as provided in Article I of this Certificate of Incorporation.

“Corporation Reference Property” shall have the meaning as provided in subsection C(3)(i) of Article IV.

“Corporation Specified Event” shall have the meaning as provided in subsection C(3)(i) of Article IV.

“Corporation Unit of Reference Property” shall have the meaning as provided in subsection C(3)(i) of Article IV.

“Covered Person” shall have the meaning as provided in Article VII of this Certificate of Incorporation.

“Designated Proxy Firm” shall have the meaning as provided in subsection G(4) of Article XIV.

“DGCL” shall have the meaning as provided in the recitals of this Certificate of Incorporation.

“Dividend Coverage Ratio” shall mean, at any time, a ratio of (a) the Corporation’s funds from operations, as calculated in accordance with the definition of funds from operations used by the National Association of Real Estate Investment Trusts, for the immediately preceding fiscal quarter, to (b) the product of (i) the amount of the most recent regular quarterly distribution declared by BPY on each BPY Unit, times (ii) the number of shares of Class A Stock outstanding at such time.

“Effective Date” shall mean the first date on which the BPY Units or Class A Stock, as applicable, trade on the applicable exchange or in the applicable market, regular way, reflecting the relevant unit or share split, subdivision, reserve split, combination or reclassification, as applicable.

“Excess Cash” shall mean the amount in cash that is equal to the amount of the cash dividend or distribution on a BPY Unit in excess of the cash dividend or distribution on a Class A Share during a quarter.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Exchange Right” shall have the meaning as provided in subsection C(3)(a) of Article IV.

“Expiration Date” shall have the meaning as provided in clause (5) of the definition of “Conversion Factor” above.

“GGP OP” shall mean GGP Operating Partnership, LP, a Delaware limited partnership, and shall be deemed to refer to all successors, including, without limitation, by operation of law.

“Investment Agreements” shall mean (i) that certain Amended and Restated Cornerstone Investment Agreement, effective as of March 31, 2010, by and between General Growth Properties, Inc. and REP Investments LLC, (ii) that certain Amended and Restated Stock Purchase Agreement, effective as of March 31, 2010, by and between General Growth Properties, Inc. and The Fairholme Fund and Fairholme Focused Income Fund and (iii) that certain Amended and Restated Stock Purchase Agreement, effective as of March 31, 2010, by and between General Growth Properties, Inc. and Pershing Square Capital Management, L.P., on

behalf of Pershing Square L.P., Pershing Square II, L.P., Pershing Square International, Ltd. and Pershing Square International V, Ltd.; each as may be further amended or modified from time to time.

“Last Reported Sale Price” shall mean, with respect to a security on a particular date, the market price of such security on such date, or, if such date is not a Trading Day, the most recent Trading Day. The market price for each such Trading Day shall be: (i) (A) if such security is listed on a U.S. National Securities Exchange, the closing price per security (or, if no closing price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and average ask prices) on such day as reported in composite transactions for such National Securities Exchange or (B) if such security is listed on a non-U.S. National Securities Exchange, the U.S. dollar equivalent (calculated as of the Close of Business of such date) of the closing price per security (or, if no closing price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and average ask prices) on such day as reported in composite transactions for such National Securities Exchange; (ii) if such security is not listed or admitted to trading on any National Securities Exchange, the last quoted bid price on such day in the over-the-counter market on such day as reported by OTC Markets Group Inc. or a similar organization; or (iii) if such security is not so quoted, the average of the mid-point of the last bid and ask prices on such day from each of at least three nationally recognized independent investment banking firms selected by the Corporation for such purpose.

“Liquidation Event” shall have the meaning as provided in subsection C(4)(a) of Article IV.

“Market Capitalization” shall mean, for any particular Trading Day, the Class A Stock Value multiplied by the number of shares of Class A Stock outstanding on such Trading Day.

“Market Capitalization Liquidation Event” shall have the meaning as provided in subsection C(4)(a) of Article IV.

“Market Price” on any date shall mean the fair market value of the relevant Capital Stock, as determined in good faith by the Board of Directors.

“National Securities Exchange” shall mean an exchange registered with the Commission under Section 6(a) of the Exchange Act, any other domestic exchange, whether or not so registered, or the Toronto Stock Exchange.

“Non-Transfer Event” shall mean an event, other than a purported Transfer, that would cause any Person to Beneficially Own shares of Capital Stock in excess of the Stock Ownership Limit or Constructively Own shares of Capital Stock in excess of the Constructive Ownership Limit.  Non-Transfer Events include, but are not limited to, (i) the granting of any option or entering into any agreement for the sale, transfer, or other disposition of shares of Capital Stock, (ii) the sale, transfer, assignment, or other disposition of any securities or rights convertible into or exchangeable for shares of Capital Stock, (iii) a Person purchasing or otherwise acquiring an interest in a Person which Beneficially Owns shares of Capital Stock, or (iv) a redemption, repurchase, restructuring or similar transaction with respect to a person that Beneficially Owns shares of Capital Stock.

“Notice of Exchange” shall mean a Notice of Exchange substantially in the form set forth on Exhibit A hereto.

“Open of Business” shall mean 9:00 a.m., New York City time.

“Permitted Transferee” shall mean any Person designated as a Permitted Transferee in accordance with the provisions of subsection G(5) of Article XIV.

“Person” shall mean an individual, corporation, partnership, limited liability company, estate, trust, a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock corporation, or other entity.

“Preferred Stock” shall have the meaning as provided in Section B of Article IV.

“Preferred Stock Designation” shall have the meaning as provided in Section D of Article IV.

“Proceeding” shall have the meaning as provided in Article VII.

“Prohibited Owner” shall mean, with respect to any purported Transfer or Non-Transfer Event, any Person who, but for the provisions of subsection B of Article XIV hereof, would (i) Beneficially Own shares of Capital Stock in excess of the Stock Ownership Limit (but such Person will be considered a Prohibited Owner only with respect to those shares in excess of the applicable limit), (ii) Constructively Own shares of Capital Stock in excess of the Constructive Ownership Limit (but such Person will be considered a Prohibited Owner only with respect to those shares in excess of the applicable limit), (iii) cause the shares of Capital Stock to be beneficially owned by fewer than 100 Persons (determined under the principles of Section 856(a)(5) of the Code), (iv) cause the Corporation to be “closely held” within the meaning of Section 856(h) of the Code, or (v) cause the Corporation or any of its Subsidiaries to Constructively Own 9.9% or more of the ownership interests in a tenant of the Corporation’s or a Subsidiary’s real property, within the meaning of Section 856(d)(2)(B) of the Code, and if appropriate in the context, shall also mean any Person who would own record title to shares of Capital Stock that the Prohibited Owner would have so owned.

“Record Date” shall mean, with respect to any dividend, distribution or other transaction or event in which the holders of BPY Units and/or Class A Stock have the right to receive any cash, securities, assets or other property or in which BPY Units and/or Class A Stock are exchanged for or converted into any combination of securities, cash, assets or other property, the date fixed for determination of holders of BPY Units and/or Class A Stock entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or the BPY GP, as applicable, or a duly authorized committee thereof, statute, contract or otherwise).

“REIT” shall mean a real estate investment trust under Sections 856 through 860 of the Code.

“REIT Requirements” shall mean the requirements contained in Sections 856 through 860 of the Code which must be satisfied in order for the Corporation to qualify as a REIT.

“Restriction Termination Date” shall mean the first day after the date on which the Board of Directors determines that it is no longer in the best interests of the Corporation to qualify as a REIT.

“Rights Agent” shall mean Wilmington Trust, National Association or any successor thereto as rights agent for the Secondary Exchange Amount.

“Rights Agreement” shall mean that certain Rights Agreement, dated as of [   ], 2018, by and between BAM and the Rights Agent as it may be amended or modified from time to time in accordance with the terms thereof.

“Secondary Exchange Amount” shall mean the BPY Units Amount or, at the election of BAM, the Cash Amount, in each case, on the terms and subject to the conditions of the Rights Agreement.

“Secondary Exchange Date” shall mean with respect to any Class A Share, the date that is two (2) Business Days following the applicable Specified Exchange Date with respect to such Class A Share.

“Secondary Exchange Right” shall have the meaning set forth in subsection C(3)(b) of Article IV.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Shares-in-Trust” shall mean any shares of Capital Stock designated Shares-in-Trust pursuant to subsection B of Article XIV.

“Specified Exchange Date” shall mean, with respect to each Notice of Exchange, the tenth (10th) Business Day following the delivery of such Notice of Exchange to the Corporation.

“Spin-off” shall mean a payment by BPY of a dividend or other distribution on the equity interests of an entity of capital stock of any class or series, or similar equity interest, of or relating to a subsidiary or other business unit of such entity, that are, or, when issued, will be, listed or admitted for trading on a U.S. National Securities Exchange.

“Stock Ownership Limit” shall mean 9.9% of the number or value, whichever is more restrictive, of the outstanding shares of Capital Stock, as may be adjusted pursuant to subsection H of Article XIV.

“Subsidiary” shall have the meaning set forth in subsection A(4) of Article XIV.

“Tendered Class A Shares” shall have the meaning as provided in subsection C(3)(a) of Article IV.

“Tendering Class A Shareholder” shall have the meaning as provided in subsection C(3)(a) of Article IV.

“Trading Day” shall mean a day on which (a) trading in the BPY Units or Class A Stock, as applicable, generally occurs on a National Securities Exchange or, if the BPY Units or Class A Stock, as applicable, are not then listed on a National Securities Exchange, on the principal other market on which the BPY Units or Class A Stock, as applicable, are then traded and (b) a Last Reported Sale Price for the BPY Units or Class A Stock, as applicable, is available on such securities exchange or market. If the BPY Units or Class A Stock, as applicable, are not so listed or traded, “Trading Day” means a “Business Day.”

“Transfer” (as a noun) shall mean any issuance, sale, transfer, gift, assignment, devise, or other disposition of shares of Capital Stock, whether voluntary or involuntary, whether of record, constructively or beneficially, and whether by operation of law or otherwise.  “Transfer” (as a verb) shall have the correlative meaning.

“Trust” shall mean any separate trust created pursuant to subsection B of Article XIV and administered in accordance with the terms of subsection G of Article XIV, for the exclusive benefit of any Beneficiary.

“Trustee” shall mean any Person or entity that is not an affiliate of either the Corporation or any Prohibited Owner, such Trustee to be designated by the Corporation to act as trustee of any Trust, or any successor trustee thereof.

“Valuation Date” shall mean the date of receipt by the Corporation of a Notice of Exchange or, if such date is not a Business Day, the first (1st) Business Day thereafter.

“Valuation Period” shall mean, with respect to any Spin-off, the ten (10) consecutive Trading Day period commencing on, and including, the Record Date of the Spin-off.

“Voting Stock” shall have the meaning as provided in subsection C(2)(e) of Article VI.

“VWAP” shall mean, for any security as of any date, the dollar volume-weighted average price for such security during the relevant period, as displayed under the heading “Bloomberg VWAP” on Bloomberg page “BPY <equity> AQR” (or its equivalent successor if such page is not available) in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on such Trading Day (or, if such volume-weighted average price is unavailable, the market value of such security on such Trading Day determined, using a volume-weighted average method, by a nationally recognized independent investment banking firm retained for this purpose by the Corporation).

B.            Classes and Number of Shares.  The total number of shares of all classes of capital stock that the Corporation shall have authority to issue is [Eleven Billion Five Hundred Million (11,500,000,000)] shares, consisting of (i) [Five Hundred Million (500,000,000)] shares of preferred stock, par value $0.01 per share (the “Preferred Stock”), (ii) [        (     )]

shares of common stock, par value $0.01 per share (the “Common Stock”), (iii) [        (     )] shares of class A stock, par value $0.01 per share (the “Class A Stock”), (iv) [        (     )] shares of class B stock, par value $0.01 per share (the “Class B Stock”), and (v) [        (     )] shares of class C stock, par value $0.01 per share (the “Class C Stock”).

C.            Class A Stock, Class B Stock, Class C Stock and Common Stock.  The rights, preferences, privileges, restrictions and other matters relating to the Class A Stock, Class B Stock, Class C Stock and Common Stock are as follows:

(1)           Dividend Rights.  The holders of Class A Stock, Class B Stock, Class C Stock and Common Stock shall be entitled to receive dividends from the Corporation as follows:

(a)           Each Class A Shareholder, with respect to a Class A Share, subject to the prior rights of holders of all classes and series of Preferred Stock at the time outstanding having prior rights as to dividends, shall be entitled to receive, when, as and if declared by the Board of Directors, out of any assets of the Corporation legally available therefor, the Class A Dividend. The “Class A Dividend” shall mean cumulative dividends per share in a cash amount equal in value to (i) the amount of any dividend or other distribution made on a BPY Unit multiplied by (ii) the Conversion Factor in effect on the date of declaration of such dividend.  The dividends upon the Class A Shares shall, if and to the extent declared by the Board of Directors, be paid in arrears (without interest) on the dividend payment date with respect thereto.  If the full amount of the Class A Dividend is not declared and paid on such dividend payment date, then the Class A Dividend shall accrue and accumulate, whether or not the Corporation has earnings, whether or not there are funds legally available for the payment thereof and whether or not such distributions are earned, declared or authorized. The record and payment dates for the dividends or other distributions upon the shares of Class A Stock, to the extent not prohibited by applicable law, shall be the same as the record and payment dates for the dividends or other distributions upon the BPY Units.  Any dividend payment made on shares of the Class A Stock shall first be credited against the earliest accumulated but unpaid dividends due with respect to such shares of Class A Stock which remains payable.  If, in connection with the exercise of any Class A Shareholder’s Exchange Right, such Tendering Class A Shareholder has not received with respect to its Tendered Class A Shares an amount equal to the Cash Amount to which such Tendering Class A Shareholder is entitled pursuant to subsection C(3) (or, pursuant to subsection C(3)(b), the BPY Units Amount or the Secondary Exchange Amount), then payment in full of such amount shall be prior and in preference to any dividend or distributions on the Class A Stock, Class B Stock, Class C Stock and Common Stock. In addition, if applicable in connection with an adjustment to the Conversion Factor pursuant to clauses (3)(A), (3)(B) or (4) of the definition thereof, the Class A Shareholders do not receive, in respect of each share of Class A Stock, the cash amount pursuant to the last paragraph of such clause (3)(A) or such clause (4) or the proviso in the first paragraph of such clause (3)(B), as the case may be, then payment in full of such cash amount shall be prior and in preference to any dividend or distributions on the Class A Stock, Class B Stock, Class C Stock and Common Stock. All Class A Dividends shall be paid prior and in preference to any dividends or distributions on the Class B Stock, Class C Stock or the Common Stock and shall be fully declared and paid before any dividends are declared and paid or any other distributions are made on any Class B Stock, Class C Stock or the Common Stock. The holders of Class A Stock shall not be entitled to any dividends from the Corporation other than the Class A Dividend.  Any dividends paid to the holders of Class A Shares shall be paid pro rata, on an equal priority, pari passu basis.

(b)           Holders of the then outstanding shares of Class B Stock, subject to the prior rights as to dividends of holders of Class A Stock as set forth in subsection C(1)(a) and this subsection C(1)(b), shall be entitled to receive cumulative cash dividends (whether or not declared), out of any assets of the Corporation legally available therefor, at the rate of [•]% per year of the $[•].00 liquidation amount (the “Class B Liquidation Amount”) per share, which is equivalent to $[•] per share of Class B Stock per year, which cumulative cash dividends shall begin to accrue on the date that the applicable shares of Class B Stock are issued.  Dividends upon the shares of Class B Stock shall only be paid when, as and if declared by the Board of Directors; however, dividends on the Class B Stock shall accumulate whether or not so declared. Dividends on the Class B Stock shall be cumulative and shall be payable (when, as and if declared by the Board of Directors) quarterly in arrears on a date determined by the Board of Directors; provided, however, that the first payment date (when, as and if declared by the Board of Directors) with respect to dividends on the Class B Stock shall not be before January 15, 2019. Notwithstanding anything herein to the contrary, at the discretion of the Board of Directors, dividends on the Class B Stock may be paid by an in-kind distribution of additional shares of Class B Stock, with a liquidation preference equal to the Class B Liquidation Amount, or any other class of shares of Capital Stock of the Corporation ranking junior to the Class A Stock. The Corporation shall pay dividends on the Class B Stock to holders of record as they appear in the stock records at the Close of Business on the applicable Record Date. The record and payment dates for dividends on shares of Class B Stock shall be such dates that the Board of Directors shall designate for the payment of such dividends.  Notwithstanding anything to the contrary set forth herein, and except for distributions to the holders of shares of the Class B Stock in shares of any other class or series of stock of the Corporation ranking junior to the Class A Stock, the holders of shares of the Class B Stock, as a separate class, shall not be entitled to receive dividends, redemptions or other distributions (payable in cash, assets, property or Capital Stock of the Corporation or otherwise), and no dividends or distributions on the Class B Stock shall be declared or paid or set apart for payment, and no other transfer or distribution of cash, assets or other property may be declared or made, directly or indirectly, on or with respect to, any shares of Class B Stock for any period, nor shall any shares of Class B Stock be redeemed, purchased or otherwise acquired for any consideration (payable in cash, assets, property or Capital Stock of the Corporation or otherwise), nor shall any funds be paid or made available for a sinking fund for the redemption of such shares of Class B Stock, and no other transfer or distribution of cash, assets or other property may be made, directly or indirectly, on or with respect to any shares of Class B Stock by the Corporation, (i) unless and until (A) the Corporation has paid, with respect to each outstanding Class A Share, the aggregate Class A Dividend in the then current dividend period and for any prior dividend periods beginning on the date of issuance of such Class A Share and (B) the Dividend Coverage Ratio is equal to or greater than 1.25:1, (ii) if, in connection with the exercise of any Class A Shareholder’s Exchange Right, such Tendering Class A Shareholder has not received with respect to its Tendered Class A Shares an amount equal to the Cash Amount to which such Tendering Class A Shareholder is entitled pursuant to subsection C(3) (or, pursuant to subsection C(3)(b), the BPY Units Amount or the Secondary Exchange Amount) or (iii) if applicable in connection with an adjustment to the Conversion Factor pursuant to clauses (3)(A), (3)(B) or (4) of the definition thereof, the Class A Shareholders have not received, in respect of each share of Class A Stock, the cash amount pursuant to the last paragraph of such clause (3)(A) or such clause (4) or the proviso in the first paragraph of such clause (3)(B), as the case may be. The Corporation shall not declare dividends, redemptions or other distributions on the Class B Stock, or pay or set apart for payment of dividends, redemptions or other distributions on the Class B Stock, if the terms of any of the agreements of the Corporation, including any agreement relating to the indebtedness of the Corporation, prohibit such a declaration, payment or setting apart for payment or provide that such declaration, payment or setting apart for payment would constitute a breach of or default under such an agreement. Likewise, no dividends, redemptions or other distributions on the Class B Stock shall be declared by the Board of Directors or paid or set apart for payment if such declaration or payment is restricted or prohibited by law. Dividends on the Class B Stock shall accrue and accumulate, however, whether or not the Corporation has earnings, whether or not there are funds legally available for the payment of dividends and whether or not such dividends are declared by the Board of Directors.  When full cumulative dividends are not paid (or the Corporation does not set apart a sum sufficient to pay in full cumulative dividends for all past dividend periods and the current dividend period) upon the Class B Stock and the shares of any other class or series of stock of the Corporation ranking on parity as to dividend rights with the Class B Stock, all dividends declared upon the Class B Stock and any other class or series of stock ranking on parity as to dividend rights with the Class B Stock shall be declared pro rata, so that the ratio of the amount of dividends declared per share of the Class B Stock bearing to that of such other class or series of stock of the Corporation will in all cases be the same as the ratio of the accumulated dividends per share of the Class B Stock bearing to that of such other class or series of stock (which will not include any accrual or accumulation in respect of unpaid dividends for prior dividend periods if such other class or series of stock does not have a cumulative dividend). No interest shall be payable in respect of any dividend payment on the Class B Stock that may be in arrears. Holders of shares of the Class B Stock shall not be entitled to any dividend or other distribution, whether payable in cash, assets, property, or Capital Stock of the Corporation or otherwise, in each case, if such dividend or distribution would be in excess of the full cumulative dividends on the Class B Stock to which they are entitled. Any dividend payment made on shares of the Class B Stock shall first be credited against the earliest accumulated but unpaid dividend due with respect to such shares that remains payable.

(c)           Holders of Class C Stock and holders of Common Stock, subject to the prior rights of holders of all classes and series of stock at the time outstanding having prior rights as to dividends (including the holders of Class A Stock and the holders of Class B Stock), shall be entitled to receive, when, as and if declared by the Board of Directors, out of any assets of the Corporation legally available therefor, such dividends as may be declared from time to time by the Board of Directors. Any dividends paid to the holders of shares of Common Stock shall be paid pro rata, on an equal priority, pari passu basis.  Notwithstanding the foregoing, the holders of shares of the Class C Stock, as a separate class, shall not be entitled to receive dividends, redemptions or other distributions (payable in cash, assets, property or Capital Stock of the Corporation or otherwise) (i) unless and until (A) the Corporation has paid, with respect to each outstanding Class A Share, the aggregate Class A Dividend in the then current dividend period and for any prior dividend periods beginning on the date of issuance of such Class A Share and (B) the Dividend Coverage Ratio is equal to or greater than 1.25:1, (ii) if, in connection with the exercise of any Class A Shareholder’s Exchange Right, such Tendering Class A Shareholder has not received with respect to its Tendered Class A Shares an amount equal to the Cash Amount to which such Tendering Class A Shareholder is entitled pursuant to subsection C(3) (or, pursuant to subsection C(3)(b), the BPY Units Amount or the Secondary Exchange Amount), (iii) if applicable in connection with an adjustment to the Conversion Factor pursuant to clauses (3)(A), (3)(B) or (4) of the definition thereof, the Class A Shareholders have not received, in respect of each share of Class A Stock, the cash amount pursuant to the last paragraph of such clause (3)(A) or such clause (4) or the proviso in the first paragraph of such clause (3)(B), as the case may be, or (iv) the full cumulative dividends on the Class B Stock for all past dividend period and the then current dividend period shall have been or contemporaneously are (A) declared and paid in cash or (B) declared and a sum sufficient for the payment thereof in cash is set apart for such payment.  The record and payment dates for dividends on shares of Class C Stock shall be such date that the Board of Directors shall designate for the payment of such dividends.

(2)           Voting Rights.

(a)           Class A Stock and Common Stock. Except as expressly provided herein (including without limitation the last sentence of paragraph (c) of this subsection (2)), each holder of shares of Class A Stock and Common Stock will be entitled to one vote for each share thereof held at the record date for the determination of stockholders entitled to vote on any matter.  For the avoidance of doubt, a holder of shares of Class A Stock will not be entitled to vote on a liquidation or dissolution or conversion of the Class A Shares in connection with a Market Capitalization Liquidation Event. Notwithstanding the foregoing, the Corporation may not, without (A) the affirmative vote of holders of at least two-thirds of the outstanding shares of Class A Stock not held by BAM, BPY or their controlled affiliates, voting as a class, (i) amend, alter or repeal the provisions of this Third Amended and Restated Certificate of Incorporation of the Corporation so as to adversely affect any right, preference, privilege or voting power of the Class A Stock, or (ii) issue shares of Capital Stock with a preference as to dividends or upon liquidation senior to, or pari passu with, the Class A Stock, other than the 6.375% Series A Cumulative Redeemable Preferred Stock authorized and issued in accordance with the designation, powers, preferences and rights, and qualifications, limitations or restrictions thereof fixed as stated and expressed in Exhibit B attached hereto and incorporated herein by reference; or (B) (1) prior to the second anniversary of the date of the first issuance of Class A Stock, the affirmative vote of holders of at least two-thirds of the outstanding shares of Class A Stock not held by BAM, BPY or their controlled affiliates, voting as a class, and the approval of a majority of the independent directors (within the meaning of the listing standards of the securities exchange on which the Corporation’s securities may then be listed) of the Corporation and (2) from and after the second anniversary of the date of the first issuance of Class A Stock, either (x) the affirmative vote of a majority of outstanding shares of Class A Stock not held by BAM, BPY or their controlled affiliates, voting as a class and the approval of a majority of the independent directors (within the meaning of the listing standards of the securities exchange on which the Corporation’s securities may then be listed) of the Corporation or (y) the affirmative vote of holders of at least two-thirds of the outstanding shares of Class A Stock not held by BAM, BPY or their controlled affiliates, voting as a class, (i) materially amend, modify, or alter the Rights Agreement or (ii) repeal, terminate or waive any rights under the Rights Agreement.

(b)           Class B Stock and Class C Stock. Except as expressly provided herein (including without limitation the last sentence of paragraph (c) of this subsection (2)), each holder of shares of Class B Stock and Class C Stock will be entitled to five (5) votes for each share thereof held at the Record Date for the determination of the stockholders entitled to vote on any matter.

(c)           General. Except as otherwise expressly provided herein or as required by law, the holders of Common Stock, Class A Stock, Class B Stock and Class C Stock will vote together and not as separate classes. Notwithstanding the foregoing, the Corporation may not, (A) without the affirmative vote of holders of at least two-thirds of the outstanding shares of Class B Stock, voting separately as a class, amend, alter or repeal the provisions of this Third Amended and Restated Certificate of Incorporation of the Corporation so as to materially and adversely affect any right, preference, privilege or voting power of the Class B Stock, or (B) without the affirmative vote of holders of at least two-thirds of the outstanding shares of Class C Stock, voting separately as a class, amend, alter or repeal the provisions of this Third Amended and Restated Certificate of Incorporation of the Corporation so as to materially and adversely affect any right, preference, privilege or voting power of the Class C Stock. Holders of shares of Class B Stock and Class C Stock may not vote, whether voting as a single or separate class, to increase the voting power of the Class B Stock and Class C Stock, but may, without the vote of holders of the Class A Stock and Common Stock, vote to reduce the voting power of the Class B Stock and Class C Stock.

(d)           Authorized Shares. The number of authorized shares of any of Class A Stock, Class B Stock, Class C Stock and Common Stock may not be increased or decreased except by the affirmative vote of the holders of a majority of the outstanding shares of Class A Stock, Class B Stock and Class C Stock, respectively, each voting separately as a class, in each case, in accordance with Section 242(b)(2) of the DGCL. Notwithstanding the foregoing, with respect to each of Class A Stock, Class B Stock, Class C Stock and Common Stock, in no event shall the authorized number of shares of such Capital Stock be less than the number of the then outstanding shares of such Capital Stock.

(e)           Election of Directors. Subject to any rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, the holders of the outstanding shares of Common Stock, Class A Stock, Class B Stock and Class C Stock (the “Voting Stock”), voting together as a single class, shall be entitled to elect all directors of the Corporation.

(3)                                 Exchange Rights.

(a)           At any time from and after the date of the issuance of the Class A Stock, each holder of one or more Class A Shares (each, a “Class A Shareholder”) shall have the right (the “Exchange Right”) to require the Corporation to repurchase, on the applicable Specified Exchange Date, all or such portion of the Class A Shares held by such Class A Shareholder specified in a Notice of Exchange delivered to the Corporation by or on behalf of such Class A Shareholder (such Class A Shares being hereafter referred to as “Tendered Class A Shares” and such Class A Shareholder, the “Tendering Class A Shareholder”) for the Cash Amount in accordance with the terms and conditions of this subsection C(3)(a), subject to the terms and conditions of subsection C(3)(b). Upon completion of the repurchase of any Tendered Class A Shares in accordance with this subsection C(3)(a), the Tendering Class A Shareholder shall have no further right, with respect to any Tendered Class A Shares so repurchased, to receive any dividends on Class A Shares with a Record Date on or after the Specified Exchange Date applicable to such Tendered Class A Shares. Any Exchange Right shall be exercised pursuant to a Notice of Exchange delivered to the Corporation by or on behalf of the Tendering Class A Shareholder. Upon receipt by the Corporation of a Notice of Exchange, the Corporation shall promptly, and, in any event within one (1) Business Day after receipt thereof, deliver to each of BAM, BPY and BPI a written notification of the Corporation’s receipt of such Notice of Exchange setting forth the identity of the Tendering Class A Shareholder and the number of Tendered Class A Shares. The Corporation shall pay to the Tendering Class A Shareholder, in accordance with instructions set forth in the Notice of Exchange to the Tendering Class A Shareholder, at or prior to 11:00 a.m., New York City time, on the applicable Specified Exchange Date, the Cash Amount with respect to each Tendered Class A Share, but only out of funds legally available therefor, subject to the terms and conditions of subsection C(3)(b).

(b)           Notwithstanding the provisions of subsection C(3)(a) above, if a Notice of Exchange has been delivered to the Corporation by or on behalf of a Tendering Class A Shareholder, then BPI may, in its sole and absolute discretion, elect to satisfy the Corporation’s Exchange Right obligation by exchanging all of the Tendered Class A Shares held by such Tendering Class A Shareholder for the BPY Units Amount determined as of the applicable Specified Exchange Date and, if BPI so elects, the Tendering Class A Shareholder shall deliver such Tendered Class A Shares to BPI on or prior to the applicable Specified Exchange Date, and BPI shall deliver the BPY Units Amount to such Tendering Class A Shareholder no later than the Close of Business on the applicable Specified Exchange Date. BPI shall give such Tendering Class A Shareholder, BAM, BPY and the Corporation written notice of its election to exercise such right pursuant to this subsection C(3)(b) on or before the Close of Business on the third (3rd) Business Day after the date of the applicable Notice of Exchange. In the event that a Tendering Class A Shareholder has not received, on or prior to 11:00 a.m., New York City time, or the Close of Business, as applicable, on the applicable Specified Exchange Date, with respect to any Tendered Class A Share, either (i) the Cash Amount pursuant to subsection C(3)(a) or (ii) the BPY Units Amount pursuant to this subsection C(3)(b), then, on the terms and subject to the conditions set forth in the Rights Agreement, which the Class A Shareholders shall have a right to enforce, such Tendering Class A Shareholder shall be entitled to receive the Secondary Exchange Amount with respect to each such Tendered Class A Share no later than the applicable Secondary Exchange Date (the “Secondary Exchange Right”) and the Corporation shall send to BAM and to the Rights Agent on the applicable Specified Exchange Date a notice to the effect that the Tendering Class A Shareholder has not received the Cash Amount or the BPY Units Amount and such notice will set forth the identity of the Tendering Class A Shareholder, the number of Tendered Class A Shares, the amounts of such Cash Amount and BPY Units Amount and will be consistent with the definition of “Company Notice” in the Rights Agreement. Notwithstanding the foregoing, until such time as the Tendering Class A Shareholder has received the BPY Units Amount or the Secondary Exchange Amount with respect to any Tendered Class A Share, such Tendering Class A Shareholder shall continue to be entitled to receive the Cash Amount with respect to such Tendered Class A Share pursuant to subsection C(3)(a). The delivery of any BPY Units delivered or to be delivered to a Tendering Class A Shareholder in respect of the BPY Units Amount or the Secondary Exchange Amount, shall be registered with the Commission and, upon delivery, shall be freely tradable by the Tendering Class A Shareholder, and shall be listed for trading on the same National Securities Exchange on which the BPY Units outstanding as of such date are then listed and bear all legends generally applicable to BPY Units, if any. The Corporation shall give prompt notice to BAM and the Rights Agent of any issuance of additional Class A Shares.

(c)           All Tendered Class A Shares shall be delivered to the Corporation free and clear of all liens, claims and encumbrances whatsoever and should any such liens, claims and/or encumbrances exist or arise with respect to such Tendered Class A Shares, the Corporation shall be under no obligation to acquire the same. In the event any state or local property transfer tax is payable as a result of the transfer of any Tendered Class A Shares to the Corporation (or its designee) or to BPI, in each case, pursuant to this subsection C(3), the Corporation will assume and pay such transfer tax. Each Tendering Class A Shareholder shall be required to pay to the Corporation the amount of any tax withholding due upon the exchange of Tendered Class A Shares pursuant to this subsection C(3) and will authorize the Corporation to retain such portion of the Cash Amount as the Corporation reasonably determines is necessary to satisfy its tax withholding obligations. In the event BPI elects to acquire some or all any Tendered Class A Shares from a Tendering Class A Shareholder in exchange for the BPY Units Amount, BPI may elect, in its sole and absolute discretion, to either satisfy the amount of any tax withholding due upon the exchange of Tendered Class A Shares by retaining BPY Units with a fair market value, as reasonably determined by BPI in good faith, equal to the amount of such obligation, or satisfy such tax withholding obligation using amounts paid by the Corporation, which amounts shall be treated as a loan by the Corporation to the Tendering Class A Shareholder, in each case, unless the Tendering Class A Shareholder, at the Tendering Class A Shareholder’s election, has paid or has made arrangements satisfactory to BPI, in its sole discretion, to pay, the amount of any such tax withholding. Before making any withholding pursuant to this subsection C(3), the Corporation shall give each Tendering Class A Shareholder within three (3) Business Days after the Corporation’s receipt of a Notice of Exchange from such Tendering Class A Shareholder, notice of the Corporation’s good faith estimate of the amount of any anticipated withholding (together with the legal basis therefor) due upon the exchange of the Tendered Class A Shares subject to such Notice of Exchange, provide the Tendering Class A Shareholder with sufficient opportunity to provide any forms or other documentation or take such other steps in order to avoid or reduce such withholding, and reasonably cooperate with the Tendering Class A Shareholder in good faith to attempt to reduce any amounts that would otherwise be withheld pursuant to this subsection C(3) ; provided that any determination with respect to the withholding shall be made by the Corporation or BPI, as applicable, in its sole discretion exercised in good faith.

(d)           [Reserved.]

(e)           Notwithstanding anything herein to the contrary, with respect to any repurchase or exchange pursuant to this subsection C(3): (i) without the consent of the Corporation, each beneficial holder of Class A Shares may not effect the Exchange Right for less than 1,000 shares of Class A Stock (after giving effect to any stock split, reverse stock split or stock combination) or, if the

Class A Shareholder holds less than 1,000 shares of Class A Stock (after giving effect to any stock split, reverse stock split or stock combination), all of the Class A Stock held by such Class A Shareholder; and (ii) each Tendering Class A Shareholder shall continue to own each share of Class A Stock subject to any Notice of Exchange, and be treated as a Class A Shareholder with respect to each such share of Class A Stock for all purposes of this Certificate of Incorporation, until such share of Class A Stock has been repurchased in accordance with this subsection C(3) for the Cash Amount, exchanged in accordance with this subsection C(3) for the BPY Units Amount or repurchased or exchanged in accordance with the Rights Agreement for the Secondary Exchange Amount. A Tendering Class A Shareholder shall have no rights as a unitholder of BPY with respect to any BPY Units to be received by such Tendering Class A Shareholder in exchange for Tendered Class A Shares pursuant to this subsection C(3) until the receipt by such Tendering Class A Shareholder of the BPY Units Amount with respect to such Tendered Class A Shares.

(f)            All Class A Stock acquired by BPI pursuant to subsection C(3)(b) of Article IV shall automatically, and without further action required, be converted into fully paid and non-assessable shares of Class B Stock having an aggregate Class B Liquidation Amount equal to the BPY Unit Value of such Tendered Class A Shares as of the applicable Specified Exchange Date.

(g)           All certificates for the Class A Stock shall bear a legend referencing this subsection C(3) of Article IV.

(h)           In the case of (i) any recapitalization, reorganization or reclassification, (ii) any consolidation, merger or other combination, (iii) any statutory share exchange or (iv) any sale, lease or other transfer or disposition to a third party of all or substantially all of the consolidated assets of BPY, taken as a whole, in each case, as a result of which each outstanding BPY Unit would be converted into, or exchanged for, securities, cash, assets or other property (any such event, a “BPY Specified Event” and any such securities, cash, assets or other property, “BPY Reference Property,” and the amount of BPY Reference Property that a holder of one BPY Unit immediately prior to such BPY Specified Event would have been entitled to receive upon the occurrence of such BPY Specified Event, a “BPY Unit of Reference Property”), the Class A Stock shall be, effective immediately prior to the effective time of the BPY Specified Event, automatically repurchased, but only out of funds legally available therefor, for the Cash Amount or, at the election of BPI in its sole discretion (in either case, as specified in the Corporation’s notice provided for below), exchanged for the BPY Units Amount, payable or deliverable, as the case may be, at the time of the consummation of the BPY Specified Event. At least twenty (20) Business Days prior to the anticipated effective date of the BPY Specified Event, the Corporation shall notify the Class A Shareholders thereof, and BPI shall notify the Class A Shareholders as to whether BPI is electing to deliver the BPY Units Amount at the time of the consummation of the BPY Specified Event. If BPI does not so notify holders, BPI shall be deemed to have elected not to deliver the BPY Units Amount and the

Corporation shall be required to pay the Cash Amount at the time of the consummation of the BPY Specified Event. The Cash Amount, for purposes of this subsection C(3)(h) only, shall (A) in the event the consideration received in the BPY Specified Event is only cash, be calculated using the cash consideration per BPY Unit in the BPY Specified Event or (B) in all other cases, be calculated using the average of the BPY Unit Value of the BPY Units Amount for the five consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the effective date of the BPY Specified Event. If BPI elects to deliver the BPY Units Amount, Class A Shareholders shall receive, in lieu of each BPY Unit, a BPY Unit of Reference Property at the time of the consummation of the BPY Specified Event. If any Class A Shareholder shall not have received, with respect to any Class A Share, the Cash Amount or the BPY Units Amount pursuant to this subsection C(3)(h), such Class A Shareholder shall be entitled to receive the Secondary Exchange Amount, in the form of BPY Reference Property or, in the sole discretion of BAM, the Cash Amount, in each case as calculated in accordance with this subsection C(3)(h), on the second (2nd) Business Day following the effective date of the BPY Specified Event.

(i)            In the case of (i) any recapitalization, reorganization or reclassification, (ii) any consolidation, merger or other combination, (iii) any statutory share exchange or (iv) any sale, lease or other transfer or disposition to a third party of all or substantially all of the consolidated assets of the Corporation, taken as a whole, in each case, as a result of which each outstanding share of Class A Stock would be converted into, or exchanged for, securities, cash, assets or other property (any such event, a “Corporation Specified Event” and any such securities, cash, assets or other property, “Corporation Reference Property,” and the amount of Corporation Reference Property that a holder of one share of Class A Stock immediately prior to such Corporation Specified Event would have been entitled to receive upon the occurrence of such Corporation Specified Event, a “Corporation Unit of Reference Property”), at least twenty (20) Business Days prior to the anticipated effective date of the Corporation Specified Event, the Corporation shall notify the Class A Shareholders of (1) the Corporation Unit of Reference Property and (2) that such holders may, in lieu of exchanging their shares into Corporation Reference Property, exercise their Exchange Right prior to the effective date of such Corporation Specified Event.

(j)            Notwithstanding anything to the contrary set forth herein, no fractional BPY Units shall be issued upon exchange of a share of Class A Stock. In lieu of any fractional BPY Units to which the Tendering Class A Shareholder would otherwise be entitled at the election of BPI, BPI shall pay an amount in cash equal to the BPY Unit Value on the Trading Day immediately preceding the Specified Exchange Date multiplied by such fraction of a BPY Unit. In lieu of any fractional BPY Units to which the Tendering Class A Shareholder would otherwise be entitled pursuant to the Rights Agreement, the Rights Agent shall pay an amount in cash equal to the BPY Unit Value on the Trading Day immediately preceding the Secondary Exchange Date multiplied by such fraction of a BPY Unit in accordance with the terms and conditions of the Rights Agreement.

(k)           Notwithstanding anything to the contrary set forth herein, in the event of the commencement of (i) any case by or against the Corporation under the Bankruptcy Reform Act of 1978, as amended or any similar U.S. federal, state or foreign law for the relief of debtors, any other proceeding for the reorganization, recapitalization or adjustment or marshalling of the assets or liabilities of the Corporation, any receivership, administration or assignment, arrangement, moratorium or composition with or for the benefit of creditors relating to the Corporation or any similar case or proceeding relative to the Corporation or its creditors, as such, in each case whether or not voluntary, (ii) any liquidation, provisional liquidation, dissolution, marshalling of assets or liabilities or other winding up of or relating to the Corporation, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency or (iii) any other proceeding of any type or nature having a substantially similar effect to (i) or (ii) above, each Tendering Class A Shareholder shall be entitled to the Secondary Exchange Right with respect to each Tendered Class A Share by delivering a Notice of Exchange to BPY instead of the Corporation pursuant to subsection C(3)(a) above and BPY may, in its sole and absolute discretion, elect to satisfy the Exchange Right of such Tendering Class A Shareholder, at or prior to 11:00 a.m. New York City time, on the applicable Special Exchange Date, and no “Company Notice” (as defined in the Rights Agreement) shall be required with respect to the exercise of such Secondary Exchange Right.  For the avoidance of doubt, upon the occurrence of any of the events set forth in this subsection C(3)(k), the Corporation will not be obligated or permitted to deliver the Cash Amount.

(4)           Liquidation Rights.

(a)         Upon any liquidation, dissolution, or winding up of the Corporation or GGP OP, whether voluntary or involuntary (a “Liquidation Event”), in each case, that is not a Market Capitalization Liquidation Event (as defined below) or substantially concurrent with the liquidation, dissolution, or winding up of BPY, whether voluntary or involuntary (a “BPY Liquidation Event”), subject to the prior rights of holders of all classes and series of Preferred Stock at the time outstanding having prior rights upon liquidation and after payment in full to any Tendering Class A Shareholder that has not received with respect to any Tendered Class A Share (i) at or prior to 11:00 a.m., New York City time, or the Close of Business, as applicable, on the Specified Exchange Date, the amount to which such Tendering Class A Shareholder is entitled pursuant to subsection C(3), or (ii) at or prior to 11:00 a.m. New York City time, or the Close of Business, as applicable, on the applicable Secondary Exchange Date, the Secondary Exchange Amount, but before any dividend or other distribution, transfer or payment (payable in securities, cash, assets, property or Capital Stock of the Corporation or otherwise) shall be made to the holders of the Class B Stock, Class C Stock or any Common Stock, the holders of Class A Stock shall be entitled to be paid out of the assets of the Corporation legally available for distribution for each Class A Share then held by them, an amount in cash per Class A Share equal to the BPY Unit Value on the date immediately preceding the public announcement, as adjusted by the Conversion Factor, of said Liquidation Event plus all declared and unpaid dividends on such Class A Share. If, upon any such Liquidation Event, the assets of the Corporation shall be insufficient to make payment in full to all holders of Class A Shares of the foregoing amounts set forth in this subsection C(4)(a) with respect to the Liquidation Event, then such assets (or consideration) shall be distributed among the holders of Class A Shares at the time outstanding, ratably in proportion to the full amounts to which they would otherwise be respectively entitled to receive under this subsection C(4)(a).  Upon any BPY Liquidation Event, before any distribution or payment shall be made to the holders of the Class B Stock or Class C Stock or any Common Stock, but after payment in full to any Tendering Class A Shareholder that has not received with respect to any Tendered Class A Share (i) at or prior to 11:00 a.m., New York City time, or the Close of Business, as applicable, on the Specified Exchange Date, the amount to which such Tendering Class A Shareholder is entitled pursuant to subsection C(3), or (ii) at or prior to 11:00 a.m., New York City time, or the Close of Business, as applicable, on the applicable Secondary Exchange Date, the Secondary Exchange Amount, the holders of Class A Stock shall be entitled to be paid out of the assets of the Corporation legally available for distribution for each Class A Share then held by them, an amount in cash per Class A Share equal to the same amount as the liquidating distributions in respect of a BPY Unit, as adjusted for the Conversion Factor, as and when such distributions are made in respect of the BPY Units plus all declared and unpaid dividends on such Class A Stock. If, upon any such BPY Liquidation Event, the assets of the Corporation shall be insufficient to make payment in full to all holders of Class A Stock of the foregoing amounts set forth in this subsection C(4)(a) with respect to the BPY Liquidation Event, then such assets (or consideration) shall be distributed among the holders of Class A Stock at the time outstanding, ratably in proportion to the full amounts to which they would otherwise be respectively entitled to receive under this subsection C(4)(a). If the Corporation’s Average Market Capitalization over any period of 30 consecutive Trading Days is less than one billion dollars ($1,000,000,000), the Board of Directors may begin an orderly liquidation of the Corporation’s assets and winding up of the Corporation’s operations (a “Market Capitalization Liquidation Event”).  Subject to the prior rights of holders of all classes and series of stock at the time outstanding having prior rights upon liquidation, but before any distribution or payment shall be made to the holders of the Class B Stock, Class C Stock or any Common Stock, but after payment in full to any Tendering Class A Shareholder that has not received with respect to any Tendered Class A Share (i) at or prior to 11:00 a.m., New York City time, or the Close of Business, as applicable, on the Specified Exchange Date, the amount to which such Tendering Class A Shareholder is entitled pursuant to subsection C(3), or (ii) at or prior to 11:00 a.m., New York City time, or the Close of Business, as applicable, on the applicable Secondary Exchange Date, the Secondary Exchange Amount, the

holders of Class A Stock shall be entitled to be paid out of the assets of the Corporation legally available for distribution for each Class A Share then held by them, an amount in cash per Class A Share equal to the VWAP of a BPY Unit for the 10 Trading Day period immediately following the public announcement of said Market Capitalization Liquidation Event plus all declared and unpaid dividends on such Class A Share.  If, upon any such Market Capitalization Liquidation Event, the assets of the Corporation shall be insufficient to make payment in full to all holders of Class A Shares of the amounts set forth in this subsection C(4)(a) with respect to the Market Capitalization Liquidation Event, such assets (or consideration) shall be distributed among the holders of Class A Shares at the time outstanding, ratably in proportion to the full amounts to which they would otherwise be respectively entitled to receive under this subsection C(4)(a).  Notwithstanding the foregoing, in connection with a Market Capitalization Liquidation Event, if BPI, in its sole and absolute discretion, so elects, in lieu of a cash distribution, BPI may exchange the outstanding shares of Class A Stock for a number of BPY Units equal to the product of (x) the number of outstanding Class A Shares multiplied by (y) the Conversion Factor in effect on such date. Any such BPY Units delivered shall be registered with the Commission and listed for trading on a National Securities Exchange and bear all legends generally applicable to BPY Units, if any.  The holders of Class A Stock shall not be entitled to any distribution or payment upon a Liquidation Event, BPY Liquidation Event or Market Capitalization Liquidation Event other than as set forth in this subsection C(4)(a).

(b)           After the payment of the full amount due to the Class A Stock as set forth in subsection C(4)(a) above upon a liquidation, dissolution or winding up of the Corporation or GGP OP, whether voluntary of involuntary, and whether or not concurrent with the liquidation, dissolution or winding up of BPY, before any distribution or payment shall be made to the holders of the Class C Stock or any Common Stock, the holders of Class B Stock shall be entitled to be paid out of the remaining assets of the Corporation legally available for distribution for each share of Class B Stock then held by them, an amount per share of Class B Stock equal to the Class B Liquidation Amount plus all accrued and unpaid dividends on such Class B Stock. If, upon any such Liquidation Event, BPY Liquidation Event or Market Capitalization Liquidation Event, the assets of the Corporation shall be insufficient to make payment in full to all holders of Class B Stock of the liquidation preference set forth in this subsection C(4)(b), then such assets (or consideration) shall be distributed among the holders of Class B Stock at the time outstanding, ratably in proportion to the full amounts to which they would otherwise be respectively entitled to receive under this subsection C(4)(b).

(c)           The remaining assets of the Corporation legally available for distribution, if any, shall be distributed on an equal priority, pro rata basis to the holders of Class C Stock and Common Stock.

(5)           No Maturity, Sinking Fund or Mandatory Redemption.  Neither the Class B Stock nor the Class C Stock has a maturity date and the Corporation shall not be required to redeem the Class B Stock or Class C Stock at any time.  Neither the Class B Stock nor the Class C Stock shall be subject to any sinking fund.

(6)           No Preemptive Rights.  No holders of the Common Stock, Class A Stock, Class B Stock or Class C Stock shall, as holders of such stock, have any preemptive rights to purchase or subscribe for Common Stock or any other security of the Corporation.

D.            Preferred Stock.  The Preferred Stock may be issued from time to time in one or more series.  The Board of Directors is hereby authorized to provide for the issuance of shares of Preferred Stock in series and, by filing a certificate of designations pursuant to the applicable law of the State of Delaware (hereinafter referred to as a “Preferred Stock Designation”), to establish from time to time for each such series the number of shares to be included in each such series and to fix the designations, powers, rights and preferences of the shares of each such series, and the qualifications, limitations and restrictions thereof.  The authority of the Board of Directors with respect to each series of Preferred Stock shall include, but not be limited to, determination of the following:

(1)           The designation of the series, which may be by distinguishing number, letter or title.

(2)           The number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding).

(3)           Whether dividends, if any, shall be paid, and, if paid, the date or dates upon which, or other times at which, such dividends shall be payable, whether such dividends shall be cumulative or noncumulative, the rate of such dividends (which may be variable) and the relative preference in payment of dividends of such series.

(4)           The redemption provisions and price or prices, if any, for shares of the series.

(5)           The terms and amounts of any sinking fund or similar fund provided for the purchase or redemption of shares of the series.

(6)           The amounts payable on shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.

(7)           Whether the shares of the series shall be convertible into shares of any other class or series, or any other security, of the Corporation or any other corporation, and, if so, the specification of such other class or series of such other security, the conversion price or prices, or rate or rates, any adjustments thereto, the date or dates on which such shares shall be convertible and all other terms and conditions upon which such conversion may be made.

(8)           Restrictions on the issuance of shares of the same series or of any other class or series.

(9)           The voting rights, if any, of the holders of shares of the series.

Pursuant to the authority conferred by this Article IV, the 6.375% Series A Cumulative Redeemable Preferred Stock is hereby provided for, with the number of shares to be included in such series, and the designation, powers, preferences and rights, and qualifications, limitations or restrictions thereof fixed as stated and expressed in Exhibit B attached hereto and incorporated herein by reference.

E.            Issuance of Rights to Purchase Securities and Other Property.  Subject to the express rights of the holders of any series of Preferred Stock, if any outstanding, but only to the extent expressly set forth in the Preferred Stock Designation with respect thereto, the Board of Directors is hereby authorized to create and to authorize and direct the issuance (on either a pro rata or a non-pro rata basis) by the Corporation of rights, options and warrants for the purchase of shares of Capital Stock of the Corporation or other securities of the Corporation, at such times, in such amounts, to such persons, for such consideration, with such form and content (including without limitation the consideration for which any shares of Capital Stock of the Corporation or other securities of the Corporation are to be issued) and upon such terms and conditions as it may, from time to time, determine upon, subject only to the restrictions, limitations, conditions and requirements imposed by the DGCL, other applicable laws and this Certificate of Incorporation.

ARTICLE V

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter, amend or repeal the Bylaws.  The Bylaws may be amended or repealed by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the outstanding Voting Stock, voting together as a single class; provided, however, that if the Board of Directors recommends that stockholders approve such amendment or repeal, such amendment or repeal shall only require the affirmative vote of the holders of a majority of the voting power of the then outstanding Voting Stock, voting together as a single class.

ARTICLE VI

A.            Subject to the rights of the holders of any series of Preferred Stock, if any outstanding, as set forth in a Preferred Stock Designation to elect additional directors under specified circumstances, the number of directors of the Corporation shall be fixed by the Bylaws and may be increased or decreased from time to time in such a manner as may be prescribed by the Bylaws and the DGCL.

B.            Unless and except to the extent that the Bylaws shall so require, the election of directors of the Corporation need not be by written ballot.

C.            Subject to the rights of the holders of any series of Preferred Stock, if any outstanding, with respect to the election of directors under specified circumstances, any director may be removed from office, with or without cause, by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the then outstanding Voting Stock, voting together as a single class.

D.            Notwithstanding the foregoing provisions of this Article VI and any limitations contained in any Preferred Stock Designation, each director shall serve until such director’s successor is duly elected and qualified or until such director’s death, resignation or removal.  No change in the number of directors constituting the Board of Directors shall shorten or increase the term of any incumbent director.

ARTICLE VII

The Corporation, to the fullest extent permitted by the DGCL, as the same exists or may hereafter be amended, shall indemnify and hold harmless any person (a “Covered Person”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative, regulatory, arbitral or investigative (a “proceeding”), by reason of the fact that he or she, or a person for whom he or she is a legal representative, is or was a director or officer of the Corporation, or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, limited liability entity, joint venture, trust, other enterprise or non-profit entity, including service with respect to employee benefit plans, against all liability and loss (including judgments, fines and amounts paid in settlement) suffered and expenses (including attorneys’ fees) reasonably incurred by such Covered Person.  Notwithstanding the foregoing sentence, the Corporation shall be required to indemnify a Covered Person in connection with a proceeding (or part thereof) commenced by such Covered Person (other than proceedings to enforce rights conferred by this Certificate of Incorporation or the Bylaws of the Corporation) only if the commencement of such proceeding was authorized in the specific case by the Board of Directors.  To the fullest extent permitted by the DGCL, as the same exists or may hereafter be amended, expenses (including attorneys’ fees) incurred by a Covered Person in defending any proceeding shall be paid by the Corporation in advance of the final disposition of such proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation as authorized hereby.  The Corporation may, by action of the Board of Directors, provide indemnification to employees and agents of the Corporation or its subsidiaries with the same (or lesser) scope and effect as the foregoing indemnification of directors and officers.

ARTICLE VIII

No director shall be personally liable either to the Corporation or to any of its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or may hereafter be amended.  Any amendment, modification or repeal of any provision of this Certificate of Incorporation inconsistent with the foregoing sentence shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

ARTICLE IX

The Corporation may purchase and maintain insurance, at its expense, on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was a director, officer, employee or agent of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability, expense or loss asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power or the obligation to indemnify such person against such liability, expense or loss under the provisions of the Bylaws or the DGCL.  To the extent that the Corporation maintains any policy or policies providing such insurance, each such person shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage thereunder for any such person.

ARTICLE X

Subject to the rights of holders of the Class A Stock set forth in Article IV, the Corporation reserves the right at any time and from time to time to amend, modify or repeal any provision contained in this Certificate of Incorporation or a Preferred Stock Designation, and any other provisions authorized by the laws of the State of Delaware in force at such time may be added or inserted in the manner now or hereafter prescribed herein or by applicable law, and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the rights reserved in this Article X; provided, however, that any amendment, modification or repeal of Article VII or Article VIII of this Certificate of Incorporation shall not adversely affect any right or protection existing hereunder immediately prior to such amendment, modification or repeal.

ARTICLE XI

Unless otherwise consented to in writing by the Corporation, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of fiduciary duty owed by any current or former director, officer or stockholder of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation arising pursuant to any provision of the DGCL or this Certificate of Incorporation or the Bylaws or (iv) any action asserting a claim against the Corporation governed by the internal affairs doctrine.

ARTICLE XII

Subject to the rights of the holders of any series of Preferred Stock as set forth in a Preferred Stock Designation, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing of such stockholders, except that the holders of Class B Stock and Class C stock may take action by consent in writing in lieu of a meeting on matters that only the holders of Class B Stock or Class C Stock (and/or both classes) are entitled to vote on.  Such action will be deemed taken if the stockholders entitled to cast not less than the minimum number of votes required for the approval of such action deliver their consent in writing or by electronic transmission.

ARTICLE XIII

[Reserved.]

ARTICLE XIV

A.                              Restrictions on Transfers.

(1)           Except as provided in subsection F of this Article XIV, from the date hereof and through and including the Restriction Termination Date,

(a)           (A) no Person shall Beneficially Own outstanding shares of Capital Stock in excess of the Stock Ownership Limit, and (B) no Person shall Constructively Own outstanding shares of Capital Stock in excess of the Constructive Ownership Limit;

(b)           any purported Transfer that, if effective, would result in any Person Beneficially Owning shares of Capital Stock in excess of the Stock Ownership Limit or Constructively Owning shares of Capital Stock in excess of the Constructive Ownership Limit shall be void ab initio as to the Transfer of that number of shares of Capital Stock which otherwise would be Beneficially Owned by such person in excess of the Stock Ownership Limit or Constructively Owned by such Person in excess of the Constructive Ownership Limit, and the intended transferee shall acquire no rights in such excess shares of Capital Stock; and

(2)           From the date hereof and through and including the Restriction Termination Date, any Transfer that, if effective, would result in shares of Capital Stock being beneficially owned by fewer than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio as to the Transfer of that number of shares which would be otherwise beneficially owned (determined without reference to any rules of attribution) by the transferee, and the intended transferee shall acquire no rights in such shares of Capital Stock.

(3)           From the date hereof and through and including the Restriction Termination Date, any Transfer of shares of Capital Stock that, if effective, would result in the Corporation being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of the taxable year) shall be void ab initio as to the Transfer of that number of shares of Capital Stock which would cause the Corporation to be “closely held” within the meaning of Section 856(h) of the Code, and the intended transferee shall acquire no rights in such shares of Capital Stock.

(4)           From the date hereof and through and including the Restriction Termination Date, any Transfer of shares of Capital Stock that, if effective, would cause the Corporation or any of its Subsidiaries to Constructively Own 10% or more of the ownership interests in a tenant of the real property of (i) the Corporation or (ii) any direct or indirect subsidiary (including, without limitation, partnerships and limited liability companies) of the Corporation (a “Subsidiary”), within the meaning of Section

856(d)(2)(B) of the Code, shall be void ab initio as to the Transfer of that number of shares of Capital Stock which would cause the Corporation to Constructively Own 10% or more of the ownership interests in a tenant of the Corporation’s or a Subsidiary’s real property, within the meaning of Section 856(d)(2)(B) of the Code, and the intended transferee shall acquire no rights in such excess shares of Capital Stock.

B.            Transfers to Trust.

(1)           If, notwithstanding the other provisions contained in this Article XIV, at any time after the date hereof and through and including the Restriction Termination Date, there is a purported Transfer or Non-Transfer Event such that, if effective, any Person would either (A) Beneficially Own shares of Capital Stock in excess of the Stock Ownership Limit or (B) Constructively Own shares of Capital Stock in excess of the Constructive Ownership Limit (x) except as otherwise provided in subsection F of this Article XIV, the purported transferee shall acquire no right or interest (or, in the case of a Non-Transfer Event, the Person holding record title to the shares of Capital Stock Beneficially Owned or Constructively Owned by such Beneficial Owner or Constructive Owner shall cease to own any right or interest) in such number of shares of Capital Stock which would cause such Person to Beneficially Own shares of Capital Stock in excess of the Stock Ownership Limit or Constructively Own shares of Capital Stock in excess of the Constructive Ownership Limit, as applicable, (y) such number of shares of Capital Stock in excess of the Stock Ownership Limit or the Constructive Ownership Limit, as applicable (rounded up to the nearest whole share), shall be designated Shares-in-Trust and, in accordance with the provisions of subsection G of this Article XIV, transferred automatically and by operation of law to the Trust to be held in accordance with subsection G of this Article XIV, and (z) the Prohibited Owner shall submit such number of shares of Capital Stock to the Corporation for registration in the name of the Trustee.  Such transfer to the Trust and the designation of shares as Shares-in-Trust shall be effective as of the Close of Business on the Business Day prior to the date of the Transfer or Non-Transfer Event, as the case may be.

(2)           If, notwithstanding the other provisions contained in this Article XIV, at any time after the date hereof and through and including the Restriction Termination Date, there is a purported Transfer or Non-Transfer Event that, if effective, would (i) result in the shares of Capital Stock being beneficially owned by fewer than 100 Persons (determined under the principles of Section 856(a)(5) of the Code), (ii) result in the Corporation being “closely held” within the meaning of Section 856(h) of the Code, or (iii) cause the Corporation or any of its Subsidiaries to Constructively Own 10% or more of the ownership interests in a tenant of the Corporation’s or a Subsidiary’s real property, within the meaning of Section 856(d)(2)(B) of the Code, then (x) the purported transferee shall not acquire any right or interest (or, in the case of a Non-Transfer Event, the Person holding record title of the shares of Capital Stock with respect to which such Non-Transfer Event occurred shall cease to own any right or interest) in such number of shares of Capital Stock, the ownership of which by such purported transferee or record holder would (A) result in the shares of Capital Stock being beneficially owned by fewer than 100 Persons (determined under the principles of Section 856(a)(5) of the Code), (B) result in the Corporation being “closely held” within the meaning of Section 856(h) of the

Code, or (C) cause the Corporation or any of its Subsidiaries to Constructively Own 10% or more of the ownership interests in a tenant of the Corporation’s or a Subsidiary’s real property, within the meaning of Section 856(d)(2)(B) of the Code, (y) such number of shares of Capital Stock (rounded up to the nearest whole share) shall be designated Shares-in-Trust and, in accordance with the provisions of subsection G of this Article XIV, transmitted automatically and by operation of law to the Trust to be held in accordance with subsection G of this Article XIV, and (z) the Prohibited Owner shall submit such number of shares of Capital Stock to the Corporation for registration in the name of the Trustee.  Such transfer to a Trust and the designation of shares as Shares-in-Trust shall be effective as of the Close of Business on the Business Day prior to the date of the Transfer or Non-Transfer Event, as the case may be.

(3)           The transfer of Capital Stock to the Trust shall be subject to the proviso in paragraph 10 of Exhibit D to the Investment Agreements.

C.            Remedies For Breach.  If the Corporation shall at any time determine, after requesting such information as the Corporation determines is relevant, subject to the provisions of subsection E of this Article XIV, that a Transfer has taken place in violation of subsection A of this Article XIV or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any shares of Capital Stock in violation of subsection A of this Article XIV, the Corporation shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or acquisition, including, but not limited to, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer or acquisition.

D.            Notice of Restricted Transfer.  Any Person who acquires or attempts to acquire shares of Capital Stock in violation of subsection A of this Article XIV, or any Person who owned shares of Capital Stock that were transferred to the Trust pursuant to the provisions of subsection B of this Article XIV, shall as promptly as practicable give written notice to the Corporation of such event or, in the case of such a proposed or attempted transaction, give at least fifteen (15) days prior written notice, and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer or Non-Transfer Event, as the case may be, on the Corporation’s status as a REIT.

E.            Owner Required to Provide Information.  From the date hereof and through and including the Restriction Termination Date, upon reasonable advance written notice by the Corporation by January 30th of each year, every Beneficial Owner or Constructive Owner of more than five percent (5%), or such lower percentages as required pursuant to regulations under the Code (currently Treasury Regulation § 1.857-8(d)), of the outstanding shares of all classes of Capital Stock shall either (A) provide to the Corporation a written statement or affidavit stating the name and address of such Beneficial Owner or Constructive Owner, the number of shares of Capital Stock Beneficially Owned or Constructively Owned, and a description of how such shares are held, or (B) comply with Treasury Regulation § 1.857-9.  Each such Beneficial Owner or Constructive Owner shall provide to the Corporation such information as the Corporation may reasonably request in order to determine the effect, if any, of such Beneficial Ownership or Constructive Ownership on the Corporation’s status as a REIT and to ensure compliance with the Stock Ownership Limit and the Constructive Ownership Limit.

F.             Exception.  The Board of Directors, in its sole and absolute discretion, may except a Person from the Stock Ownership Limit or the Constructive Ownership Limit if (i) such Person is not (A) an individual for purposes of Code Section 542(a)(2), as modified by Code Section 856(h), or (B) treated as the owner of such stock for purposes of Code Section 542(a)(2), as modified by Code Section 856(h), and the Board of Directors obtains such representations and undertakings from such Person as are necessary to ascertain that no Person’s Beneficial or Constructive Ownership of such shares of Capital Stock will violate subsection A(1), A(2), A(3) or A(4) of this Article XIV, (ii) such Person does not and represents that it will not Beneficially Own shares of Capital Stock to the extent that such Beneficial Ownership of Capital Stock would result in the Corporation being “closely held” within the meaning of Section 856(h) of the Code, or otherwise failing to qualify as a REIT (including, but not limited to, Beneficial or Constructive Ownership that would result in the Corporation or any of its Subsidiaries Constructively Owning an interest in a tenant of the Corporation (or a tenant of any entity owned or controlled by the Corporation) that would cause the Corporation or a Subsidiary to Constructively Own 10% or more of the ownership interests in such tenant with the result that the Corporation does not satisfy the REIT Requirements), and the Board of Directors obtains such representations and undertakings from such Person as are necessary to ascertain this fact, and (iii) such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in subsections A through E of this Article XIV) will result in such shares of Capital Stock that are in excess of the Stock Ownership Limit or the Constructive Ownership Limit, as applicable, being designated as Shares-in-Trust in accordance with the provisions of subsection B of this Article XIV.  In exercising its discretion under this subsection F, the Board of Directors may, but is not required to, obtain a ruling from the Internal Revenue Service or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors, as it may deem necessary or desirable in order to maintain the Corporation’s status as a REIT, and, in addition, may obtain such representations and undertakings from a Beneficial Owner or Constructive Owner that it may deem necessary or desirable under the circumstances.

G.            Shares-in-Trust.

(1)           Trust.  Any shares of Capital Stock transferred to a Trust and designated Shares-in-Trust pursuant to subsection B of this Article XIV shall be held for the exclusive benefit of the Beneficiary.  The Corporation shall name a Beneficiary for each Trust within five (5) days after the date on which the Corporation is made aware of the existence of the Trust.  Any transfer to a Trust, and subsequent designation of shares of Capital Stock as Shares-in-Trust, pursuant to subsection B of this Article XIV shall be effective as of the Close of Business on the Business Day prior to the date of the Transfer or Non-Transfer Event that results in the transfer to the Trust.  Shares-in-Trust shall remain issued and outstanding shares of Capital Stock of the Corporation and shall be entitled to the same rights and privileges on identical terms and conditions as are all other issued and outstanding shares of Capital Stock of the same class and series.  When transferred to a Permitted Transferee in accordance with the provisions of subsection G(5) of this Article XIV, such Shares-in-Trust shall cease to be designated as Shares-in-Trust.

(2)           Dividend Rights.  The Trust, as record holder of Shares-in-Trust, shall be entitled to receive all dividends and distributions with respect to such shares of Capital Stock and shall hold such dividends or distributions in trust for the benefit of the Beneficiary.  The Prohibited Owner with respect to Shares-in-Trust shall repay to the Trust the amount of any dividends or distributions received by it that are attributable to any shares of Capital Stock designated as Shares-in-Trust and the Record Date of which was on or after the date that such shares became Shares-in-Trust.  The Corporation shall take all measures that it determines reasonably necessary to recover the amount of any such dividend or distribution paid to a Prohibited Owner, including, if necessary, (x) withholding any portion of future dividends or distributions payable on shares of Capital Stock Beneficially Owned or Constructively Owned by the Person who, but for the provisions of subsection B of this Article XIV, would Constructively Own or Beneficially Own the Shares-in-Trust, and (y) as soon as reasonably practicable following the Corporation’s receipt or withholding thereof paying over to the Trust for the benefit of the Beneficiary the dividends or distributions so received or withheld, as the case may be.

(3)           Rights Upon Liquidation.  In the event of any voluntary or involuntary liquidation, dissolution, or winding-up of, or any distribution of the assets of, the Corporation, each holder of Shares-in-Trust shall be entitled to receive, ratably with each other holder of shares of Capital Stock of the same class or series, that portion of the assets of the Corporation which is available for distribution to the holders of such class or series of shares of Capital Stock.  The Trust shall distribute to the Prohibited Owner the amounts received upon such liquidation, dissolution, winding-up, or distribution; provided, however, that the Prohibited Owner shall not be entitled to receive amounts pursuant to this subsection G(3) of this Article XIV in excess of, in the case of a purported Transfer in which the Prohibited Owner gave value for shares of Capital Stock and which Transfer resulted in the transfer of the shares to the Trust, the price per share, if any, such Prohibited Owner paid for the shares of Capital Stock and, in the case of a Non-Transfer Event or Transfer in which the Prohibited Owner did not give value for such shares (e.g., if the shares were received through a gift or devise) and which Non-Transfer Event or Transfer, as the case may be, resulted in the transfer of shares to the Trust, the price per share equal to the Market Price on the date of such Non-Transfer Event or Transfer.  Any remaining amount in such Trust shall be distributed to the Beneficiary.

(4)           Voting Rights.  The Trustee shall be entitled to vote all Shares-in-Trust.  Any vote by a Prohibited Owner as a holder of shares of Capital Stock prior to the discovery by the Corporation that the shares of Capital Stock are Shares-in-Trust shall, subject to applicable law, be rescinded and be void ab initio with respect to such Shares-in-Trust and be recast by the Trustee; provided, however, that, if the Corporation has already taken irreversible corporation action, then the Trustee shall not have the authority to rescind and recast such vote.  The Trustee shall vote all Shares-in-Trust in accordance with the recommendation of the Designated Proxy Firm and shall abstain if no such recommendation has been made.  For the purposes of this subsection (4), the “Designated Proxy Firm” means Institutional Shareholder Services, Inc. or any successor thereto or a nationally recognized proxy advisory firm designated by the vote of a majority of the independent members of the Board of Directors in their discretion from time to time; provided, however, that the independent members of the Board of Directors shall not designate a Designated Proxy Firm after the date on which a meeting of stockholders has been called until after such meeting has been held; provided further, however, that, if such meeting has been adjourned, no designation of a Designated Proxy Firm shall occur until after the date on which such adjourned meeting has been held.  The Prohibited Owner shall be deemed to have given, as of the Close of Business on the Business Day prior to the date of the purported Transfer or Non-Transfer Event that results in the transfer to the Trust of shares of Capital Stock under subsection B of this Article XIV, an irrevocable proxy to the Trustee to vote the Shares-in-Trust in accordance with this subsection (4).

(5)           Designation of Permitted Transferee.  The Trustee shall have the exclusive and absolute right to designate a Permitted Transferee of any and all Shares-in-Trust in an orderly fashion so as not to materially adversely affect the Market Price of its Shares-in-Trust.  The Trustee shall designate any Person as a Permitted Transferee, provided, however, that (i) the Permitted Transferee so designated purchases for valuable consideration (whether in a public or private sale) the Shares-in-Trust, and (ii) the Permitted Transferee so designated may acquire such Shares-in-Trust without such acquisition resulting in a transfer to a Trust and the redesignation of such shares of Capital Stock so acquired as Shares-in-Trust under subsection B of this Article XIV.  Upon the designation by the Trustee of a Permitted Transferee in accordance with the provisions of this subsection G(5), the Trustee shall (i) cause to be transferred to the Permitted Transferee that number of Shares-in-Trust acquired by the Permitted Transferee, (ii) cause to be recorded on the books of the Corporation that the Permitted Transferee is the holder of record of such number of shares of Capital Stock, as applicable, (iii) cause the Shares-in-Trust to be cancelled, and (iv) distribute to the Beneficiary any and all amounts held with respect to the Shares-in-Trust after making the payment to the Prohibited Owner pursuant to subsection G(6) of this Article XIV.

(6)           Compensation to Record Holder of Shares of Capital Stock that Become Shares-in-Trust.  Any Prohibited Owner shall be entitled (following discovery of the Shares-in-Trust and subsequent designations of the Permitted Transferee in accordance with subsection G(5) of this Article XIV or following the acceptance of the offer to purchase such shares in accordance with subsection G(7) of this Article XIV) to receive from the Trustee following the sale or other disposition of such Shares-in-Trust the lesser of (i) in the case of (a) a purported Transfer in which the Prohibited Owner gave value for shares of Capital Stock and which Transfer resulted in the transfer of the shares to the Trust, the price per share, if any, such Prohibited Owner paid for the shares of Capital Stock, or (b) a Non-Transfer Event or Transfer in which the Prohibited Owner did not give value for such shares (e.g., if the shares were received through a gift or devise) and which Non-Transfer Event or Transfer, as the case may be, resulted in the transfer of shares to the Trust, the price per share equal to the Market Price on the date of such Non-Transfer Event or Transfer, and (ii) the price per share received by the Trustee from the sale or other disposition of such Shares-in-Trust.  Any amounts received by the Trustee in respect of such Shares-in-Trust and in excess of such amounts to be paid to the Prohibited Owner pursuant to this subsection G(6) shall be distributed to the Beneficiary in accordance with the provisions of subsection G(5) of this Article XIV.  Each Beneficiary and Prohibited Owner waives any and all claims that it may have against the Trustee and the Trust arising out of the disposition of Shares-in-Trust, except for claims arising out of the gross negligence or willful misconduct of, or any failure to make payments in accordance with this subsection G(6), by such Trustee or the Corporation.

(7)           Purchase Right in Shares-in-Trust.  Shares-in-Trust shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that created such Shares-in-Trust (or, in the case of devise, gift or Non-Transfer Event, the Market Price at the time of such devise, gift or Non-Transfer Event), and (ii) the Market Price on the date the Corporation, or its designee, accepts such offer.  Subject to subsection G(6) of this Article XIV, the Corporation shall have the right to accept such offer for a period of ninety (90) days after the later of (i) the date of the Non-Transfer Event or purported Transfer which resulted in such Shares-in-Trust and (ii) the date the Corporation determines in good faith that a Transfer or Non-Transfer Event resulting in Shares-in-Trust has occurred, if the Corporation does not receive a notice of such Transfer or Non-Transfer Event pursuant to subsection D of this Article XIV.

H.            Modification and Limitations on Changes of Limits.

(1)           Increase or Decrease in Stock Ownership Limit or Constructive Ownership Limit.  Subject to the limitations provided in subsection H(2) of this Article XIV, the Board of Directors may from time to time increase or decrease the Stock Ownership Limit or the Constructive Ownership Limit; provided, however, that (i) any decrease may only be made prospectively as to subsequent holders (other than a decrease as a result of a retroactive change in existing law that would require a decrease in order for the Corporation to retain REIT status, in which case such decrease shall be effective immediately) and (ii) any decrease may only be made if the Board of Directors reasonably determines that such decrease is advisable to help the Corporation protect its status as a REIT.

(2)           Limitation on Changes in Stock Ownership Limit or Constructive Ownership Limit.  Prior to the modification of any Stock Ownership Limit or Constructive Ownership Limit pursuant to subsection H(1) of this Article XIV, the Board of Directors may require such opinions of counsel, affidavits, undertakings, or agreements as it may deem necessary or advisable in order to determine or ensure the Corporation’s status as a REIT.

I.             Remedies Not Limited.  Nothing contained in this Article XIV shall limit the authority of the Corporation to take such other action as it deems necessary or advisable (i) to protect the Corporation and the interests of its stockholders by preservation of the Corporation’s status as a REIT, and (ii) to ensure compliance with the Stock Ownership Limit or the Constructive Ownership Limit, as applicable.

J.             Ambiguity.  In the case of an ambiguity in the application of any of the provisions of this Article XIV, including any defined term contained herein, the Board of Directors shall have the power to determine the application of the provisions of this Article XIV with respect to any situation based on the facts known to it.  In the event that this Article XIV requires an action by the Board of Directors and this Certificate of Incorporation fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is in furtherance of the provisions of this Article XIV.

K.            Severability.  If any provision of this Article XIV or any application of any such provision is determined to be invalid by any Federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

L.            Legend.  Each certificate for shares of Capital Stock shall bear substantially the following legend:

“The shares represented by this certificate are subject to restrictions on transfer for the purpose of the Corporation’s maintenance of its status as a real estate investment trust under the Internal Revenue Code of 1986, as amended (the “Code”).  No Person may (i) Beneficially Own shares of Capital Stock in excess of 9.9% of the number or value of outstanding shares of Capital Stock (whichever is more restrictive) or Constructively Own shares of Capital Stock in excess of 9.9% of the number or value of outstanding shares of Capital Stock (whichever is more restrictive); (ii) beneficially own shares of Capital Stock that would result in the shares of Capital Stock being beneficially owned by fewer than 100 Persons (determined without reference to any rules of attribution); (iii) Beneficially Own shares of Capital Stock that would result in the Corporation being “closely held” under Section 856(h) of the Code; or (iv) Constructively Own shares of Capital Stock that would cause the

Corporation or any of its Subsidiaries to Constructively Own 10% or more of the ownership interests in a tenant of the Corporation’s or a Subsidiary’s real property, within the meaning of Section 856(d)(2)(B) of the Code.  Any Person who attempts to Beneficially Own or Constructively Own shares of Capital Stock in excess of the above limitations must notify the Corporation in writing as promptly as practicable.  Any transfer in violation of the above limitations will be void ab initio.  Notwithstanding the foregoing, if the restrictions above are violated, the shares of Capital Stock represented hereby will be transferred automatically and by operation of law to a Trust and shall be designated Shares-in-Trust.  The foregoing summary does not purport to be complete and is qualified in its entirety by reference to, and all capitalized terms in this legend have the meanings defined in, the Corporation’s charter, a copy of which, including the restrictions on transfer, will be sent without charge to each stockholder who so requests.”

ARTICLE XV

In addition to any votes required by applicable law and subject to the express rights of the holders of any series of Preferred Stock, if any outstanding, and notwithstanding anything contained in this Certificate of Incorporation to the contrary, but subject to the rights of holders of Class A Stock set forth in Article IV, the affirmative vote of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the then outstanding Voting Stock, voting together as a single class, shall be required to amend, modify or repeal any provision, or adopt any new or additional provision, in a manner inconsistent with Articles V, VI(C), VII, XII and this Article XV.

ARTICLE XVI

When the terms of this Certificate of Incorporation refer to a specific agreement or other document or a decision by any body, person or entity to determine the meaning or operation of a provision hereof, the secretary of the Corporation shall maintain a copy of such agreement, document or decision at the principal executive offices of the Corporation and a copy thereof shall be provided free of charge to any stockholder who makes a request therefor. Unless otherwise provided in this Certificate of Incorporation, a reference to any specific agreement or other document shall be deemed a reference to such agreement or document as amended, restated or supplemented from time to time in accordance with the terms of such agreement or document.

IN WITNESS WHEREOF, the Corporation has caused this Third Amended and Restated Certificate of Incorporation to be signed by its Corporate Secretary this [  ] day of [  ], 2018.

GGP INC.

/s/ [ ]
Name:	[ ]
Its:	[ ]

SIGNATURE PAGE TO THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF GGP INC.

Exhibit A

NOTICE OF EXCHANGE

[Attached hereto]

Exhibit B

CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS

OF

6.375% SERIES A CUMULATIVE REDEEMABLE PREFERRED STOCK

[Attached hereto]

EXHIBIT B-1

Authorized Signatures for GGP Inc. (“GGP”)

under Rights Agreement dated as of            , 2018

GGP certifies that the names, titles, telephone numbers and e-mail addresses set forth in this Exhibit B-1 identify the persons authorized to provide the Company Notice.

Name, Title, Telephone Number, and e-mail address for person(s) designated to provide the Company Notice

Name	Title	Telephone Number	E-mail Address	Signature

EXHIBIT B-2

Authorized Signatures for Brookfield Asset Management Inc. (“BAM”)

under Rights Agreement dated as of              , 2018

BAM certifies that the names, titles, telephone numbers and e-mail addresses set forth in this Exhibit B-2 identify the persons authorized to provide direction and initiate or confirm transactions, including funds equity transfer instructions, on behalf of the corporation.

Name, Title, Telephone Number, and e-mail address for person(s) designated to provide direction, including but not limited to funds/equity transfer instructions, and to otherwise direct Wilmington Trust, National Association, as Rights Agent

Name	Title	Telephone Number	E-mail Address	Signature

EXHIBIT C

Terms of Compensation of Rights Agent

In consideration for the services of the Rights Agent under the Rights Agreement dated as of April 27, 2018 with Brookfield Asset Management Inc. the Rights Agent shall receive the following compensation from the Liquidating Trust Assets:

Initial Acceptance Fee (one time, payable in advance on the Effective Date)
account opening, document negotiation, KYC solicitation, client onboarding

Administration Fee (payable annually, in advance on the Effective Date and each anniversary thereof)

establishment of books and records, account maintenance, coordination with all professionals including legal, tax, BPY, BAM, DTC, etc.

Custody Fee (charged quarterly in arrears based on average daily market value of assets in account)

*custody fee waived if funds held in cash, money market funds, BPY Units or BPY Unit Convertible

Contingent Fee                                                                                                                                                                                                           /exchange/Exchanging Class A Shareholder

(billed only as required if the Rights Agent is required to process an exchange as contemplated by the Agreement)

Fee inclusive of administrative effort and all wire charges or free delivery of shares through DTC

Out-of-Pocket Expenses:

In addition to the fees listed above, all reasonable out-of-pocket expenses will be billed and payable at cost.  Out-of-pocket expenses include, but are not limited to, reasonable fees of counsel or other outside professional firms (legal counsel, tax advisor) retained by the Rights Agent (including fees and expenses incurred in litigation), reasonable travel expenses of bank officers to attend closings.

EXTRAORDINARY ADMINISTRATION CHARGES (ONLY IF APPLICABLE):

In the event of extraordinary circumstances requiring administrative time beyond the scope of typical account duties set forth in the Instruments and supporting documents relevant to our appointment, including but not limited to, default and/or bankruptcy administration, additional charges shall accrue at an hourly rate, as follows:

Assistant Vice President, Vice President, Managing Director, Senior Vice President, or Member of Senior Management:                                                $

All of the above fees shall be subject to good faith negotiations as to reasonable revisions every seven (7) years and shall be mutually agreed upon between the Rights Agent and BAM.

EXHIBIT D-1

Form of Company Notice

To:                                                                             Brookfield Asset Management Inc.

Attn:  Investor Relations

Brookfield Place, Suite 300

181 Bay Street, P.O. Box 762

Toronto, Ontario, Canada M5J 2T3

Phone:  1-866-989-0311

Email: enquiries@brookfield.com

Wilmington Trust, National Association

Attn: Project Gold Administrator

50 South Sixth Street, Suite 1290

Minneapolis, MN 55402

Phone:  (203) 453-1318

Fax:  (203) 453-1183

Email: rlreynolds@wilmingtontrust.com

With a copy to the following Email address:  restructuring@wilmingtontrust.com

Wilmington Trust, National Association:

Reference is made to that certain Rights Agreement, dated as of April 27, 2018, between Brookfield Asset Management Inc., and Wilmington Trust, National Association (the “Rights Agreement”).  Capitalized terms that are not otherwise defined in this Exchanging Class A Shareholder Notice shall have the meanings given to them in the Rights Agreement.

THE DTC FREE DELIVERY OF THE SUBJECT CLASS A SHARES SHOULD BE DIRECTED TO THE RIGHTS AGENT’S DTC PARTICIPANT NUMBER 990, FOR FURTHER CREDIT OF THE RECEIVED CLASS A SHARE ACCOUNT, ACCOUNT NUMBER [WT TO INSERT].The Company represents and warrants that, with respect to                Subject Class A Share(s):

(i)                                     the Company has not satisfied its obligation under subsection C(3)(a) of Article IV of the Company Charter by delivering the Cash Amount on the applicable Specified Exchange Date; and

(ii)                                  BPI has not, upon its election in its sole and absolute discretion, acquired such Subject Class A Share(s) from the Exchanging Class A Shareholder and delivered the BPY Units Amount in exchange therefor pursuant to subsection C(3)(b) of Article IV of the Company Charter on the applicable Specified Exchange Date.

The BPY Units Amount and the Cash Amount for such Subject Class A Share(s) are as follows:

BPY Units Amount:

Cash Amount:

The BPY Units Amount or the Cash Amount, as applicable, shall be issued or paid to the Exchanging Class A Shareholder, whose information is as follows:

Please insert social security

or other identifying number

(Please print name and address)

Delivery instructions for BPY Units Amount:

[Please insert complete instructions including recipient’s DTC participant number and the account number at the participant.]

Delivery instructions for Cash Amount:

[Please insert complete wire transfer instructions.]

Dated:                 ,

GGP Inc., a Delaware corporation

By:
Name:
Title:

EXHIBIT D-2

Form of Exchanging Class A Shareholder Notice

To:                                                                             Brookfield Asset Management Inc.

Attn:  Investor Relations

Brookfield Place, Suite 300

181 Bay Street, P.O. Box 762

Toronto, Ontario, Canada M5J 2T3

Phone:  1-866-989-0311

Email: enquiries@brookfield.com

Wilmington Trust, National Association

Attn: Project Gold Administrator

50 South Sixth Street, Suite 1290

Minneapolis, MN 55402

Phone:  (203) 453-1318

Fax:  (203) 453-1183

Email: rlreynolds@wilmingtontrust.com

With a copy to the following Email address:  restructuring@wilmingtontrust.com

Wilmington Trust, National Association:

Reference is made to that certain Rights Agreement, dated as of April 27, 2018, between Brookfield Asset Management Inc., and Wilmington Trust, National Association (the “Rights Agreement”).  Capitalized terms that are not otherwise defined in this Exchanging Class A Shareholder Notice shall have the meanings given to them in the Rights Agreement.

THE DTC FREE DELIVERY OF THE SUBJECT CLASS A SHARES SHOULD BE DIRECTED TO THE RIGHTS AGENT’S DTC PARTICIPANT NUMBER 990, FOR FURTHER CREDIT OF THE RECEIVED CLASS A SHARE ACCOUNT, ACCOUNT NUMBER [WT TO INSERT].

The undersigned (the “Holder”) represents and warrants that, with respect to                Subject Class A Share(s):

(i)                                     the Company has not satisfied its obligation under subsection C(3)(a) of Article IV of the Company Charter by delivering the Cash Amount on the applicable Specified Exchange Date;

(ii)                                  BPI has not, upon its election in its sole and absolute discretion, acquired such Subject Class A Share(s) from the Exchanging Class A Shareholder and delivered the BPY Units Amount in exchange therefor pursuant to subsection C(3)(b) of Article IV of the Company Charter on the applicable Specified Exchange Date; and

(iii)                               The Company has failed to deliver (to the knowledge of such Exchanging Class A Shareholder) a Company Notice with respect to the Subject Class A Share(s) identified above in accordance with Section 4(a)(i) of the Rights Agreement (or a Company Notice is not required with respect to this Exchanging Class A Shareholder Notice in accordance with subsection (C)(3)(k) of Article IV of the Company Charter).

Pursuant to and in accordance with the terms and conditions of the Rights Agreement, the Holder irrevocably elects to exercise its Secondary Exchange Rights for the Holder’s Subject Class A Shares identified above.  The BPY Units Amount or the Cash Amount, as applicable, shall be issued or paid to:

Please insert social security

or other identifying number

(Please print name and address)

Delivery instructions for BPY Units Amount:

[Please insert complete instructions including recipient’s DTC participant number and the account number at the participant.]

Delivery instructions for Cash Amount:

[Please insert complete wire transfer instructions.]

Dated:                 ,

Signature

Signature Medallion Guaranteed:

Signatures should be guaranteed by an eligible guarantor institution (bank, stock broker or savings and loan association with membership in an approved signature medallion program).